                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:                           811-249

Exact name of registrant as specified in charter:             Delaware Group Equity Funds I

Address of principal executive offices:                       2005 Market Street
                                                              Philadelphia, PA 19103

Name and address of agent for service:                        Richelle S. Maestro, Esq.
                                                              2005 Market Street
                                                              Philadelphia, PA 19103

Registrant's telephone number, including area code:           (800) 523-1918

Date of fiscal year end:                                      October 31

Date of reporting period:                                     October 31, 2003


Item 1.  Reports to Stockholders

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

BLEND

Annual Report 2003
--------------------------------------------------------------------------------
                             DELAWARE BALANCED FUND







[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
------------------------------------------------------------------
PERFORMANCE SUMMARY                                             3
------------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statement of Net Assets                                       5

  Statement of Operations                                      11

  Statements of Changes in Net Assets                          12

  Financial Highlights                                         13

  Notes to Financial Statements                                18
------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 22
------------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     23
------------------------------------------------------------------

   Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

   Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2003 Delaware Distributors, L.P.

Portfolio                                                 Delaware Balanced Fund
  MANAGEMENT REVIEW                                       November 10, 2003


Fund Managers
Steven T. Lampe
Portfolio Manager
Equities

Michael S. Morris
Portfolio Manager
Equities

Paul Grillo
Senior Portfolio Manager
Fixed Income

Stephen R. Cianci
Senior Portfolio Manager
Fixed Income

Q: How did the Fund perform relative to its performance benchmarks for the fiscal year?

A: For the fiscal year ended October 31, 2003, Delaware Balanced Fund - with its mix of stocks and bonds - returned +14.53% (Class A shares at net asset value with distributions reinvested). For the same 12-month period, the Fund's equity benchmark, the Standard & Poor's (S&P) 500 Index, gained +20.79% and the Fund's fixed-income benchmark, the Lehman Brothers Aggregate Bond Index, rose +4.90%.

Q: How was the equity portion of the Fund administered over the 12-month period?

A: The Fund holds both growth and value equities in order to accommodate the two major styles of stock investing. Common traits among the companies whose stocks were held or acquired by the Fund during the fiscal year included consistent and predictable earnings growth rates, competitive products and services, and sustainable operating margins, among other factors.

Q: Could you describe your growth stock performance over the fiscal year?

A: Our growth-oriented stocks benefited Fund performance for the 12-month period ended October 31, 2003. Of note were the stocks we held in the technology sector. Early in the period, we believed the improving economy would benefit technology-related companies, particularly those producing semiconductors. We focused our technology exposure accordingly and were rewarded with sound gains among these holdings.

We also believed select retailers, especially those gaining on market leaders, might have an opportunity to perform well in a gradually strengthening economy. Our acquisitions of Staples and Lowe's Companies fit this strategy. Both stocks turned in superior returns relative to larger peers such as Office Max and Home Depot, benefiting Fund performance.

We lost performance during the fiscal year with our energy sector holdings. Typically, a growing economy drives demand for oil and natural gas upward. However, prices for these natural resources have risen to elevated levels that serve as a disincentive for further exploration and extraction. This circumstance suppressed the performance of such a stock as Transocean Sedco Forex. We also lost a measure of performance with stocks of property and casualty insurers, in part because they have recently been plagued by a series of natural disasters.

Q: How did the value stock component of the Fund perform for the 12-month period?

A: The value stocks in your Fund benefited performance for the fiscal year. Sectors that contributed noteworthy returns for the Fund included banks -- most notably, major institutions such as J.P. Morgan Chase and MBNA. Industrial stocks also added sound gains in the value-equity portion of the Fund, with Alcoa exemplifying how a value stock's price can be bid higher given expectations for a ramped-up economy. We lost ground during the fiscal year with the consumer-oriented issue Kroger, a supermarket chain that has come under increasing competitive pressures. We have since exited our Kroger position.

Q: How would you describe the fixed-income environment during the 12-month period?

A: During the Fund's fiscal year, Treasury securities yielded their position of leadership in the bond market to "spread" sectors, or those sectors not comprised of direct federal government obligations. The Fund was positioned to take advantage of this trend, which contributed to its outperformance versus the benchmark Lehman Brothers Aggregate Bond Index. Performance for the Fund's fixed-income holdings and its benchmark were +6.2% and +4.9%, respectively.

The sector that most benefited the Fund's fixed-income performance was corporate bonds, with lower-rated corporate securities outperforming those of higher credit quality. Another sector that contributed to the Fund's outperformance was agency bonds, such as those issued by the Federal National Mortgage Association, or Fannie Mae. This sector struggled somewhat this summer, however, as a result of expectations for rising interest rates caused by a generally strengthening economy.

Q: How might Federal Reserve policy impact the Fund?

A: The Fed has hinted that its accommodative monetary policy -- of adding liquidity to the economy via low short-term interest rates -- may go on for a "considerable period" in order to further the post-recession recovery. We believe this stance should promote a healthy environment for fixed-income investing.

Longer term, it is conceivable that inflation may appear with continued economic strengthening, likely causing interest rates to rise. Treasury
Inflation-Protected Securities (TIPS), which are considered very high quality, will continue to be held in the portfolio and should benefit from an inflationary environment.

While much of the capital appreciation potential of bonds may have been reaped, the opportunity remains within the Fund's broadly diversified fixed-income portfolio to generate sound current income. We believe this income-generating potential can support Fund performance moving forward.

Delaware
  BALANCED FUND

--------------------------------------------------------------------------------
Fund Basics
As of October 31, 2003

--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks a balance of capital appreciation, income and preservation of capital.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$303.14 million

--------------------------------------------------------------------------------
Number of Holdings:
310

--------------------------------------------------------------------------------
Fund Start Date:
April 25, 1938

--------------------------------------------------------------------------------
Your Fund Managers:

Steven T. Lampe received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. Prior to joining Delaware Investments in 1995, he served as a tax/audit manager at Pricewaterhouse Coopers, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Michael S. Morris joined Delaware Investments in 1999 and holds a BS from Indiana University with a major in finance. Previously, he served as Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. Mr. Morris is a CFA charterholder and a member of the Bank and Financial Analysts Association.

Paul Grillo holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, he served as a mortgage strategist and trader at Dreyfus Corporation. Mr. Grillo is a CFA charterholder.

Stephen R. Cianci joined Delaware Investments in 1992 and holds a BS and an MBA in finance from Widener University. He is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DELFX
Class B  DELBX
Class C  DEDCX

Fund Performance
Average Annual Total Returns

Through October 31, 2003         Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 4/25/38)
Excluding Sales Charge           +10.24%      +5.17%       -2.97%     +14.53%
Including Sales Charge           +10.14%      +4.54%       -4.11%      +7.91%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge            +4.53%                   -3.70%     +13.66%
Including Sales Charge            +4.53%                   -4.04%      +9.66%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge            +3.17%                   -3.70%     +13.60%
Including Sales Charge            +3.17%                   -3.70%     +12.60%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended October 31, 2003 for Delaware Balanced Fund's Class R shares was +4.25%. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for lifetime (since 4/25/38), 10-year, five-year, and one-year periods ended October 31, 2003 for Delaware Balanced Fund's Institutional Class were +10.28%, +5.40%, -2.73%, and +14.83%, respectively. The Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 for Delaware Balanced Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class Symbol: DEICX

Nasdaq Class R Symbol: DELRX

Delaware
  BALANCED FUND

Performance of a $10,000 Investment
October 31, 1993 through October 31, 2003


           Delaware
           Balanced
            Fund                                 Lehman Brothers
             --                                   Aggregate Bond
         Class A Shares      S&P 500 Index           Index
Oct-93      $9,425             $10,000               $10,000
Oct-94      $9,594             $10,387                $9,633
Oct-95     $11,155             $13,134               $11,141
Oct-96     $12,948             $16,298               $11,791
Oct-97     $15,802             $21,531               $12,840
Oct-98     $18,141             $26,266               $14,039
Oct-99     $18,221             $33,011               $14,113
Oct-00     $18,084             $35,022               $15,142
Oct-01     $15,031             $26,300               $17,346
Oct-02     $13,622             $22,327               $18,368
Oct-03     $15,596             $26,969               $19,268


Chart assumes $10,000 invested on October 31, 1993 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad investment-grade U.S. bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                                 Delaware Balanced Fund
  OF NET ASSETS                                           October 31, 2003



                                                       Number of       Market
                                                        Shares         Value
Common Stock - 60.32%

Aerospace & Defense - 2.00%
  Boeing                                                60,200     $ 2,317,098
  Honeywell International                               75,400       2,307,994
  Northrop Grumman                                      16,000       1,430,400
                                                                   -----------
                                                                     6,055,492
                                                                   -----------
Automobiles & Automotive Parts - 0.69%
 *General Motors                                        49,200       2,099,364
                                                                   -----------
                                                                     2,099,364
                                                                   -----------
Banking & Finance - 9.97%
  American Express                                      31,500       1,478,295
  Bank of America                                       29,100       2,203,743
  Capital One Financial                                  8,600         522,880
  Charter One Financial                                 31,500       1,006,740
  Citigroup                                             61,966       2,937,188
  Comerica                                              38,800       1,997,424
  Goldman Sachs                                         14,800       1,389,720
  J.P. Morgan Chase                                    127,050       4,561,094
  KeyCorp                                               60,700       1,714,775
  MBNA                                                 106,800       2,643,300
  Mellon Financial                                      67,100       2,004,277
  Merrill Lynch                                         31,800       1,882,560
  Morgan Stanley                                        44,200       2,425,254
  U.S. Bancorp                                          62,100       1,690,362
  Wells Fargo                                           31,300       1,762,816
                                                                   -----------
                                                                    30,220,428
                                                                   -----------
Basic Industry/Capital Goods - 4.25%
  Black & Decker                                        52,500       2,510,025
 *Dow Chemical                                          49,900       1,880,731
  Emerson Electric                                      33,300       1,889,775
  General Electric                                     103,750       3,009,788
  Kimberly-Clark                                        29,500       1,557,895
  Newell Rubbermaid                                     89,900       2,049,720
                                                                   -----------
                                                                    12,897,934
                                                                   -----------
Business Services - 1.10%
 +Cendant                                              163,200       3,334,176
                                                                   -----------
                                                                     3,334,176
                                                                   -----------
Business Services/Other - 1.14%
 +Accenture Limited - Class A                           11,800         276,120
  First Data                                            37,400       1,335,180
  United Parcel Service - Class B                       25,500       1,849,260
                                                                   -----------
                                                                     3,460,560
                                                                   -----------
Cable, Media & Publishing - 2.93%
   Clear Channel Communications                         34,900       1,424,618
   Gannett                                              19,200       1,614,912
*++InterActiveCorp                                      23,900         877,369
   Moody's                                              27,800       1,607,674
   Tribune                                              34,700       1,702,035
   Viacom - Class B                                     41,600       1,658,592
                                                                   -----------
                                                                     8,885,200
                                                                   -----------
Chemicals - 0.52%
  Air Products & Chemicals                              34,700       1,575,727
                                                                   -----------
                                                                     1,575,727
                                                                   -----------
Consumer Products - 0.21%
  Mattel                                                32,400         627,264
                                                                   -----------
                                                                       627,264
                                                                   -----------
                                                       Number of       Market
                                                        Shares         Value
Common Stock (continued)
Consumer Services/Entertainment & Leisure - 0.55%
*++Cox Communications - Class A                         49,300     $ 1,679,651
                                                                   -----------
                                                                     1,679,651
                                                                   -----------
Consumer Services/Restaurants - 0.50%
 *Marriott International - Class A                      35,100       1,516,320
                                                                   -----------
                                                                     1,516,320
                                                                   -----------
Energy - 4.11%
  ChevronTexaco                                         28,200       2,095,260
  Exxon Mobil                                           74,700       2,732,526
  Kerr-McGee                                            40,700       1,689,050
++Noble                                                 62,100       2,131,893
  Schlumberger Limited                                  44,500       2,090,165
*++Transocean Sedco Forex                               89,100       1,709,829
                                                                   -----------
                                                                    12,448,723
                                                                   -----------
Food, Beverage & Tobacco - 2.19%
  Anheuser Busch                                        24,900       1,226,574
  General Mills                                         24,800       1,112,280
  Kraft Foods - Class A                                 48,900       1,422,990
  PepsiCo                                               59,900       2,864,418
                                                                   -----------
                                                                     6,626,262
                                                                   -----------
Healthcare & Pharmaceuticals - 8.58%
  Abbott Laboratories                                   68,600       2,923,732
++Amgen                                                 30,300       1,871,328
  Baxter International                                  73,000       1,940,340
 +Boston Scientific                                      6,900         467,268
*++Caremark RX                                          30,500         764,025
 ++Genzyme                                              15,100         693,090
  Guidant                                               13,500         688,635
  HCA                                                   62,800       2,402,100
  Johnson & Johnson                                     39,500       1,988,035
  Medtronic                                             33,500       1,526,595
  Mylan Laboratories                                    21,450         518,018
  Pfizer                                               165,500       5,229,800
*++Shire Pharmaceuticals ADR                            29,500         675,550
 ++Wellpoint Health Networks                            15,300       1,360,170
  Wyeth                                                 67,000       2,957,380
                                                                   -----------
                                                                    26,006,066
                                                                   -----------
Insurance - 3.03%
  Allstate                                              37,300       1,473,350
  Chubb                                                 26,200       1,750,422
  Cigna                                                 18,700       1,066,835
  Marsh & McLennan                                      29,900       1,278,225
  MGIC Investment                                       24,400       1,251,964
  XL Capital - Class A                                  34,100       2,369,950
                                                                   -----------
                                                                     9,190,746
                                                                   -----------
Leisure, Lodging & Entertainment - 1.18%
  Carnival Cruise Lines                                 66,800       2,331,988
  Walt Disney                                           54,400       1,231,616
                                                                   -----------
                                                                     3,563,604
                                                                   -----------
Metals & Mining - 0.80%
  Alcoa                                                 76,900       2,427,733
                                                                   -----------
                                                                     2,427,733
                                                                   -----------
Paper & Forest Products - 0.80%
  International Paper                                   61,600       2,423,960
                                                                   -----------
                                                                     2,423,960
                                                                   -----------

Statement                                                 Delaware Balanced Fund
   OF NET ASSETS (CONTINUED)

                                                       Number of       Market
                                                        Shares         Value
Common Stock (continued)
Retail - 3.85%
  Gap                                                   63,900     $ 1,219,212
++Kohl's                                                33,100       1,855,917
  Limited                                              116,400       2,048,640
  Lowe's Companies                                      41,700       2,457,381
++Staples                                               81,100       2,175,102
  Wal-Mart Stores                                       32,400       1,909,980
                                                                   -----------
                                                                    11,666,232
                                                                   -----------
Technology/Communications - 1.21%
++Cisco Systems                                        110,000       2,307,800
  Nokia                                                 80,800       1,372,792
                                                                   -----------
                                                                     3,680,592
                                                                   -----------
Technology/Hardware - 5.63%
 ++Analog Devices                                       47,600       2,110,108
 ++Applied Materials                                    98,800       2,308,956
 ++Dell                                                 38,200       1,379,784
 ++EMC                                                  86,200       1,193,008
   Intel                                               108,400       3,582,620
   Linear Technology                                    47,800       2,036,758
   Texas Instruments                                    86,500       2,501,580
 ++Xilinx                                               61,400       1,946,380
                                                                   -----------
                                                                    17,059,194
                                                                   -----------
Technology/Software - 2.06%
 ++Intuit                                               29,500       1,474,410
   Microsoft                                            77,700       2,031,855
 ++Oracle                                              140,900       1,685,164
*++Veritas Software                                     29,600       1,070,040
                                                                   -----------
                                                                     6,261,469
                                                                   -----------
Telecommunications - 2.54%
*++Comcast - Special Class A                            93,100       3,036,922
   SBC Communications                                   89,300       2,141,414
   Verizon Communications                               75,300       2,530,080
                                                                   -----------
                                                                     7,708,416
                                                                   -----------
Utilities - 0.48%
  Dominion Resources                                    23,600       1,453,760
                                                                   -----------
                                                                     1,453,760
                                                                   -----------
Total Common Stock (cost $160,744,274)                             182,868,873
                                                                   -----------
Preferred Stock - 0.59%
  Energy - 0.29%
  Nexen 7.35%                                           35,250         890,063
                                                                   -----------
                                                                       890,063
                                                                   -----------
Telecommunications - 0.30%
*+Centaur Funding 9.08% 144A                               765         916,326
                                                                   -----------
                                                                       916,326
                                                                   -----------
Total Preferred Stock (cost $1,654,473)                              1,806,389
                                                                   -----------
                                                    Principal
                                                      Amount
Agency Collateralized Mortgage Obligations - 0.69%
 #Fannie Mae Interest Only Strip
   Series 02-16 IG 6.00% 3/25/15                      $205,567             687
  Freddie Mac
   Series 02 Class NJ 6.50% 11/15/29                   293,207         294,682
   Series 80 Class EH 6.00% 11/15/31                   284,985         293,357

                                                        Principal      Market
                                                         Amount        Value

Agency Collateralized Mortgage Obligations (continued)
 Freddie Mac Structure
  Pass Through Securities
  Series T-58 1A2 3.108% 5/25/35                    $  320,000      $  318,050
  Series T-58 2A 6.50% 9/25/43                         780,000         820,950
  GNMA Series 02 62 B 4.763% 1/16/25                   355,000         363,052
                                                                   -----------
Total Agency Collateralized Mortgage
 Obligations (cost $2,274,724)                                       2,090,778
                                                                   -----------
Agency Mortgage-Backed Securities - 11.33%
 Fannie Mae
  4.50% 10/1/10                                        720,024         729,474
  4.50% 11/1/18 TBA                                  2,915,000       2,912,267
  5.00% 11/1/17                                        341,929         347,485
  5.00% 11/1/17                                        532,540         541,194
  5.00% 6/1/18                                       3,180,592       3,234,264
  5.00% 7/1/18                                         597,590         607,675
  5.00% 11/1/33 TBA                                    625,000         616,602
  5.50% 11/1/33 TBA                                  6,330,000       6,389,343
  5.50% 8/1/33                                         638,482         644,867
  5.50% 9/1/33                                         898,964         907,953
  6.00% 4/1/17                                         319,380         332,255
  6.00% 6/1/17                                         312,622         325,225
  6.00% 5/1/33                                       1,313,965       1,349,689
  6.00% 9/1/33                                         899,182         925,315
  6.00% 11/1/33 TBA                                  4,075,000       4,184,515
  6.50% 11/15/33 TBA                                 2,230,000       2,317,109
  7.50% 6/1/31                                         538,354         573,852
 Freddie Mac
  5.00% 7/1/18                                         779,182         792,088
  5.00% 9/1/33                                         910,090         896,439
  5.00% 9/1/33                                         908,950         902,701
  5.00% 10/1/33                                        300,000         295,500
  5.50% 11/1/33 TBA                                  2,295,000       2,314,364
  6.00% 11/1/33 TBA                                    215,000         220,711
  8.50% 4/1/09                                              82              88
 GNMA
  6.50% 9/15/28                                         94,148          98,709
  6.50% 9/15/32                                      1,725,483       1,807,444
  7.50% 9/15/31                                         66,658          71,241
                                                                   -----------
Total Agency Mortgage-Backed Securities
 (cost $34,297,028)                                                 34,338,369
                                                                   -----------
Agency Asset-Backed Securities - 1.04%
 SLMA Student Loan Trust
  Series 97-1 A2 1.571% 1/25/10                        782,257         785,848
  Series 98-2 A2 1.735% 1/25/14                      2,363,882       2,381,817
                                                                   -----------
Total Agency Asset-Backed Securities
 (cost $3,160,201)                                                   3,167,665
                                                                   -----------
Agency Obligations - 0.87%
 Fannie Mae
  2.375% 4/13/06                                     1,460,000       1,455,721
  3.25% 1/15/08                                        340,000         339,803
 *Federal Home Loan Bank 3.875% 2/12/10                845,000         836,008
                                                                   -----------
Total Agency Obligations (cost $2,651,382)                           2,631,532
                                                                   -----------

Statement                                                 Delaware Balanced Fund
  OF NET ASSETS (CONTINUED)



                                                     Principal        Market
                                                      Amount          Value
Asset-Backed Securities - 1.37%
 Bank One Issuance Trust
   Series 02-A3 A3 3.59% 5/17/10                    $  460,000      $  465,352
 Capital One Multi-Asset Execution Trust
  *Series 03-A6 A6 2.95% 8/17/09                       380,000         381,520
   Series 03-C2 C2 4.32% 4/15/09                       165,000         166,136
 Citibank Credit Card Issuance Trust
   Series 03-A6 A6 2.90% 5/17/10                       745,000         724,155
 Freddie Mac Structure
   Pass Through Securities
   Series T-50 A3 2.182% 9/27/07                       430,000         430,543
 GSAMP Trust
  +Series 02-HE2N 144A 8.25% 10/20/32                  149,631         149,918
   Series 02-WFN 8.25% 10/20/32                         88,971          89,116
+Master Abs Nim Trust
   Series 03-CI2 N1 144A 6.65% 8/26/33                 323,290         323,278
 MBNA Credit Card Master Note
   Trust Series 01-A1 A1 5.75% 10/15/08              1,100,000       1,186,188
 Mid-State Trust
   Series 11 A1 4.864% 7/15/38                         167,580         156,855
+Sharp Series 02-HE2N N 144A
   9.50% 10/25/32                                       72,795          72,795
                                                                   -----------
Total Asset-Backed Securities
  (cost $4,118,491)                                                  4,145,856
                                                                   -----------
Commercial Mortgage-Backed Securities - 0.65%
 Chase Commercial Mortgage Securities
   Series 96-2C 6.90% 11/19/28                       1,768,625       1,961,595
                                                                   -----------
Total Commercial Mortgage-Backed
 Securities (cost $1,762,528)                                        1,961,595
                                                                   -----------
Corporate Bonds - 13.84%
Automobiles & Automotive Parts - 0.49%
 Daimlerchrysler NA Holdings
   6.50% 11/15/13                                      270,000         272,962
 Ford Motor 7.45% 7/16/31                              775,000         698,084
 General Motors
  *7.125% 7/15/13                                      215,000         224,125
  *8.375% 7/15/33                                      260,000         275,093
                                                                   -----------
                                                                     1,470,264
                                                                   -----------
Banking & Finance - 3.33%
 Bear Stearns
   4.00% 1/31/08                                       375,000         381,370
  *4.65% 7/2/18                                        325,000         295,228
 Citigroup
   5.625% 8/27/12                                      170,000         179,669
   5.875% 2/22/33                                      405,000         398,837
*Countrywide Home 1.62% 6/2/06                         510,000         511,731
 Credit Suisse First Boston USA
   6.125% 11/15/11                                     370,000         400,493
+ERAC USA Finance 144A 7.35% 6/15/08                   710,000         810,938
 Ford Motor Credit 5.625% 10/1/08                      365,000         356,724
 Franklin Resources 3.70% 4/15/08                      230,000         229,581
 General Electric Capital 5.45% 1/15/13                410,000         424,183
 GMAC
   6.75% 1/15/06                                       270,000         288,022
   7.25% 3/2/11                                        310,000         327,122
   8.00% 11/1/31                                       240,000         247,516
 Goldman Sachs 5.25% 10/15/13                          275,000         276,049
+ING Bank 144A 5.125% 5/1/15                           570,000         563,667

                                                     Principal        Market
                                                      Amount          Value
Corporate Bonds (continued)
Banking & Finance (continued)
 *International Lease Finance
    5.875% 5/1/13                                  $  150,000      $   156,878
 *J.P. Morgan Chase 5.75% 1/2/13                      340,000          357,503
  Morgan Stanley 5.30% 3/1/13                         190,000          193,177
 +Nordea Bank Sweden 144A
    5.25% 11/30/12                                    335,000          342,235
  PHH 7.125% 3/1/13                                    75,000           83,320
 *Popular North American 4.25% 4/1/08                 290,000          293,563
  RBS Capital Trust 4.709% 12/29/49                   360,000          339,611
  Regions Financial 6.375% 5/15/12                    365,000          400,603
  Stilwell Financial 7.00% 11/1/06                    235,000          257,405
 +TRAC-X NA 144A 4.25% 3/25/09                        380,000          380,266
  UFJ Finance Aruba 6.75% 7/15/13                   1,030,000        1,080,275
  Westpac Banking 4.625% 6/1/18                       270,000          250,223
  Wilmington Trust 4.875% 4/15/13                     280,000          272,648
                                                                   -----------
                                                                    10,098,837
                                                                   -----------
Basic Industry/Capital Goods - 0.20%
  Dow Chemical 6.00% 10/1/12                          255,000          265,233
  Johnson Controls
    4.875% 9/15/13                                    245,000          245,558
    5.00% 11/15/06                                    100,000          106,508
                                                                   -----------
                                                                       617,299
                                                                   -----------
Building & Materials - 0.28%
  Valspar 6.00% 5/1/07                                500,000          536,900
  York International 6.625% 8/15/06                   290,000          314,099
                                                                   -----------
                                                                       850,999
                                                                   -----------
Business Services - 0.03%
  Cendant 7.375% 1/15/13                               80,000           91,818
                                                                   -----------
                                                                        91,818
                                                                   -----------
Cable, Media & Publishing - 0.80%
  AOL Time Warner 7.70% 5/1/32                        220,000          249,501
  Liberty Media
   *3.50% 9/25/06                                     295,000          291,575
   *8.25% 2/1/30                                      510,000          584,311
  Thomson 5.25% 8/15/13                               315,000          321,716
  Thomson Multimedia 5.75% 2/1/08                     210,000          225,735
  USA Interactive 7.00% 1/15/13                       265,000          293,257
  USA Networks 6.75% 11/15/05                         415,000          444,216
                                                                   -----------
                                                                     2,410,311
                                                                   -----------
Consumer Products - 0.14%
 +Fortune Brands 144A 7.125% 11/1/04                  395,000          415,943
                                                                   -----------
                                                                       415,943
                                                                   -----------
Energy - 0.99%
  Amerada Hess 7.30% 8/15/31                          280,000          282,121
  Enterprise Products 6.875% 3/1/33                   305,000          316,790
 +Halliburton Company 144A
    5.50% 10/15/10                                    215,000          217,688
  Kinder Morgan Energy
    7.75% 3/15/32                                      80,000           94,573
   *8.00% 3/15/05                                     235,000          253,806
  Sempra Energy
    6.00% 2/1/13                                      370,000          389,936
    6.925% 7/1/04                                     170,000          175,696
  Transocean Sedco Forex 6.75% 4/15/05                260,000          276,160
  Valero Energy 6.125% 4/15/07                         70,000           76,637

Statement                                                 Delaware Balanced Fund
  OF NET ASSETS (CONTINUED)
                                                     Principal        Market
                                                      Amount          Value
Corporate Bonds (continued)
Energy (continued)
  Valero Logistics 6.05% 3/15/13                     $495,000       $  508,294
  Weatherford International
    4.95% 10/15/13                                    420,000          412,703
                                                                   -----------
                                                                     3,004,404
                                                                   -----------
Food, Beverage & Tobacco - 1.33%
  Altria Group 7.00% 11/4/13                          415,000          420,798
  Anheuser Busch 5.05% 10/15/16                       455,000          450,511
  Kraft Foods
   *4.00% 10/1/08                                     620,000          619,016
   *5.625% 11/1/11                                    230,000          239,602
 +Miller Brewing 144A 4.25% 8/15/08                   590,000          596,452
  Nabisco Inc 6.85% 6/15/05                           240,000          257,616
 *Safeway 6.15% 3/1/06                                180,000          193,593
 *Tyson Foods 8.25% 10/1/11                           205,000          243,185
  Universal 6.50% 2/15/06                             230,000          249,297
 *UST 6.625% 7/15/12                                  325,000          357,629
  UST 8.80% 3/15/05                                   375,000          403,368
                                                                   -----------
                                                                     4,031,067
                                                                   -----------
Healthcare & Pharmaceuticals - 0.24%
  HCA 7.50% 11/6/33                                   355,000          354,496
 *Medco Health Solutions 7.25% 8/15/13                340,000          362,369
                                                                   -----------
                                                                       716,865
                                                                   -----------
Insurance - 1.27%
  Aegon NV 4.75% 6/1/13                               245,000          237,132
  Allstate Corporate 5.35% 6/1/33                     295,000          270,012
  AON 7.375% 12/14/12                                 280,000          319,439
 +Asif Global Financing 144A
    4.90% 1/17/13                                     255,000          251,704
 +Farmers Insurance 144A 8.625% 5/1/24                425,000          440,093
  Harleysville Group 5.75% 7/15/13                    120,000          117,566
*+Massachusetts Mutual Life 144A
    5.625% 5/15/33                                    230,000          218,891
 +Nationwide 144A 7.875% 4/1/33                       580,000          660,836
 +New York Life 144A 5.875% 5/15/33                   195,000          191,855
 +Oil Insurance 144A 5.15% 8/15/33                    445,000          447,759
 *Prudential Financial 5.75% 7/15/33                  320,000          297,059
*+Zurich Capital Trust 144A
    8.376% 6/1/37                                     340,000          387,226
                                                                   -----------
                                                                     3,839,572
                                                                   -----------
Leisure, Lodging & Entertainment - 0.23%
 *Wendy's International 6.25% 11/15/11                630,000          684,790
                                                                   -----------
                                                                       684,790
                                                                   -----------
Metals & Mining - 0.22%
  Barrick Gold 7.50% 5/1/07                           225,000          253,813
  Noranda 6.00% 10/15/15                              410,000          416,237
                                                                   -----------
                                                                       670,050
                                                                   -----------
Packaging & Containers - 0.02%
*+Sealed Air 144A 5.375% 4/15/08                       65,000           67,624
                                                                   -----------
                                                                        67,624
                                                                   -----------
Real Estate - 0.10%
 +Developers Divers Realty 144A
    4.625% 8/1/10                                     295,000          288,494
                                                                   -----------
                                                                       288,494
                                                                   -----------
                                                     Principal        Market
                                                      Amount          Value
Corporate Bonds (continued)
Retail - 0.30%
  Kohl's 7.25% 6/1/29                                $165,000       $  191,904
  Lowe's Companies 7.50% 12/15/05                     405,000          449,519
  Wal-Mart Stores 3.375% 10/1/08                      280,000          276,561
                                                                   -----------
                                                                       917,984
                                                                   -----------
Technology/Hardware - 0.19%
  Dell 7.10% 4/15/28                                  515,000          588,946
                                                                   -----------
                                                                       588,946
                                                                   -----------
Telecommunications - 1.43%
  AT&T
    7.00% 11/15/06                                    235,000          260,456
    8.50% 11/15/31                                    245,000          278,763
  France Telecom 10.00% 3/1/31                        255,000          337,708
 +Intelsat 144A 5.25% 11/1/08                         165,000          164,959
*+Singapore Telecommunications 144A
    7.375% 12/1/31                                    745,000          869,596
  Sprint Capital
    6.375% 5/1/09                                     135,000          142,463
   *8.375% 3/15/12                                    240,000          274,457
    8.75% 3/15/32                                     335,000          382,334
  Time Warner
   *8.18% 8/15/07                                     295,000          340,754
   *8.375% 3/15/23                                    220,000          268,512
  Verizon NY 7.375% 4/1/32                            290,000          321,250
  Verizon Wireless 5.375% 12/15/06                    325,000          347,394
  Vodafone Group 5.375% 1/30/15                       365,000          365,395
                                                                   -----------
                                                                     4,354,041
                                                                   -----------
Transportation & Shipping - 0.24%
 *American Airlines 6.817% 5/23/11                    180,000          159,305
 *Continental Airlines 6.503% 6/15/11                 565,000          566,676
                                                                   -----------
                                                                       725,981
                                                                   -----------
Utilities - 2.01%
 +Alliance Pipeline US 144A
    4.591% 12/31/25                                   233,035          223,264
  Avista 7.75% 1/1/07                                 630,000          700,958
  Boston Gas Company 8.87% 1/5/05                     260,000          280,836
  Consolidated Edison 3.625% 8/1/08                   375,000          372,401
  Consumers Energy 6.00% 3/15/05                      370,000          388,927
  Detroit Edison 5.05% 10/1/05                        325,000          341,948
 *FPL Group Capital 3.25% 4/11/06                     440,000          445,460
  Great Lakes Power 9.00% 8/1/04                      255,000          264,780
 +ITC Holdings 144A 5.25% 7/15/13                     115,000          108,517
 +Kern River Funding 144A
    4.893% 4/30/18                                     98,371           96,806
  Marathon Oil 9.125% 1/15/13                         310,000          394,726
  North Border Pipeline 6.25% 5/1/07                  335,000          365,301
  Oncor Electric 7.00% 5/1/32                         145,000          158,664
 +Power Contract 144A 5.20% 2/1/06                    590,000          589,059
 *PSEG Power 8.625% 4/15/31                           215,000          274,288
  Southern Capital 5.30% 2/1/07                       240,000          257,458
*+SP Powerassets 144A 5.00% 10/22/13                  390,000          389,689
*+TXU Energy 144A 7.00% 3/15/13                       415,000          456,178
                                                                   -----------
                                                                     6,109,260
                                                                   -----------
Total Corporate Bonds (cost $40,726,789)                            41,954,549
                                                                   -----------

Statement                                                 Delaware Balanced Fund
  OF NET ASSETS (CONTINUED)
                                                     Principal        Market
                                                      Amount          Value

Non-Agency Collateralized Mortgage Obligations - 3.07%
 Bank of America Mortgage Securities
    Series 03-D 1A2 3.428% 5/25/33                 $   69,583       $   69,409
    Series 03-F 1A1 2.969% 7/25/33                    261,035          262,113
  */Series 03-I 2A4 3.828% 10/25/33                   530,000          528,178
 *Bear Stearns Adjustable Rate Mortgage
    Trust Series 03-7 8A 4.831% 10/25/33              580,267          568,662
  Cendant Mortgage
    Series 02-4 A6 6.50% 7/25/32                      434,664          439,432
  Countrywide Alternative Loan Trust
    Series 02-7 CB11 6.75% 8/25/32                    291,279          293,875
  Credit Suisse First Boston Securities
    Series 02-10 2A1 7.50% 5/25/32                    321,748          338,460
    Series 02-30 1A1 7.50% 11/25/32                   204,097          211,131
    Series 02-34 4A1 5.50% 11/25/17                   398,139          406,093
    Series 02-34 1A1 7.50% 12/25/32                   578,942          612,165
    Series 03-8 5A1 6.50% 4/25/33                     988,034        1,024,725
    Series 03-23 7A1 5.00% 9/25/18                    544,520          550,306
    Series 03-23 5A1 6.00% 9/25/33                    347,251          353,491
    Series 03-23 6A1 6.50% 9/25/33                    719,814          737,180
  First Horizon Mortgage Pass-Through
    Trust Series 03-5 1A17 8.00% 7/25/33              208,422          224,793
  Master Adjustable Rate Mortgages Trust
    Series 03-6 1A2 3.134% 9/25/33                    380,000          378,338
  Structured Asset Securities Corporation
    Series 02-22H 1A 7.00% 11/25/32                   309,353          320,672
    Series 03-33H 1A 5.50% 10/25/33                   575,000          575,809
  Washington Mutual
    Series 03-AR4 A7 3.95% 5/25/33                    426,110          427,119
    Series 03-S1 A1 5.00% 4/25/33                     655,395          670,551
  Wells Fargo Mortgage Backed Securities
    Trust Series  03-K 2A5 4.522% 11/25/33            325,000          301,488
                                                                   -----------
Total Non-Agency Collateralized
 Mortgage Obligations (cost $9,321,466)                              9,293,990
                                                                   -----------
Municipal Bonds - 0.54%
  California State 5.00% 2/1/33                       120,000          113,900
  Forsyth Montana Pollution Control
    Revenue 5.20% 5/1/33                              155,000          158,869
  Illinois State Taxable Pension
    5.10% 6/1/33                                      690,000          622,856
  Long Island Power Authority
    Series A 5.00% 6/1/08                             250,000          272,050
  Oregon State Taxable Pension
    5.892% 6/1/27                                     470,000          474,141
                                                                   -----------
Total Municipal Bonds (cost $1,706,239)                              1,641,816
                                                                   -----------
Sovereign Debt - 0.32%
 +Commonwealth of Bahamas 144A
    6.625% 5/15/33                                    495,000          502,085
  United Mexican States 5.875% 1/15/14                470,000          461,305
                                                                   -----------
Total Sovereign Debt (cost $956,912)                                   963,390
                                                                   -----------
U.S. Treasury Obligations - 3.78%
 U.S. Treasury Bonds
   *2.00% 5/15/06                                   1,415,000        1,412,016
   *5.375% 2/15/31                                  3,125,000        3,230,348
    8.875% 8/15/17                                     65,000           91,518

                                                     Principal        Market
                                                      Amount          Value

U.S. Treasury Obligations (continued)
 U.S. Treasury Inflation Index Notes
    3.00% 7/15/12                                 $ 2,626,587     $ 2,875,191
  */3.375% 4/15/32                                  2,196,315       2,652,395
    3.625% 1/15/08                                    252,199         280,325
 U.S. Treasury Notes
   *3.125% 10/15/08                                    55,000          54,712
    4.25% 8/15/13                                     865,000         861,757
                                                                  -----------
Total U.S. Treasury Obligations
 (cost $11,297,149)                                                11,458,262
                                                                  -----------
Repurchase Agreements - 7.95%
 With BNP Paribas 0.99% 11/3/03
   (dated 10/31/03, collateralized
   by $10,215,000 U.S. Treasury Notes
   1.625% due 3/31/05,
   market value $10,247,766)                       10,045,000      10,045,000
 With J. P. Morgan Securities 0.97%
   11/3/03 (dated 10/31/03,
   collateralized by $4,120,000 U.S.
   Treasury Bills due 4/15/04,
   market value $4,100,912)                         4,009,000       4,009,000
 With UBS Warburg 0.99% 11/3/03
   (dated 10/31/03, collateralized by
   $10,253,000 U.S. Treasury Bills due
   11/28/03, market value $10,247,301)             10,045,000      10,045,000
                                                                  -----------
Total Repurchase Agreements
 (cost $24,099,000)                                                24,099,000
                                                                  -----------
Total Market Value of Securities Before
 Securities Lending Collateral - 106.36%
 (cost $298,770,656)                                              322,422,064
                                                                  -----------
Securities Lending Collateral** - 6.23%
Short-Term Investments
  ABN AMBRO Bank Chicago
    1.06% 6/07/04                                     720,981         720,981
  ABN AMBRO Bank Tokyo
    1.10% 1/13/04                                     206,015         206,011
  Allied Irish Dublin 1.12% 1/20/04                   824,038         824,043
  Citibank Canada, Toronto
    1.06% 11/12/03                                    824,043         824,043
  Credit Suisse First Boston LLC
    1.06% 11/03/03                                  3,700,899       3,700,899
  Deutsche Bank Financial 1.081% 1/16/04              823,968         824,334
  FHLMC 1.12% 1/15/04                                 464,561         466,509
  FNMA 1.025% 1/29/04                               5,150,519       5,150,202
  General Electric Capital 1.23% 10/04/04             309,266         309,812
  Goldman Sachs Group LP
    1.193% 12/15/03                                   721,037         721,037
  HBOS Treasury Services PLC
    1.09% 12/12/03                                    824,036         824,042
  Keybank NA 1.146% 1/26/04                           411,951         412,227
  Merrill Lynch Mortgage Capital
    1.163% 11/10/03                                   927,048         927,048+++
  Morgan Stanley Dean Witter 1.22% 11/30/04           205,719         206,011
  Morgan Stanley Dean Witter 1.30% 3/19/04            514,521         515,027
  Societe Generale Singapore 1.08% 11/03/03           927,048         927,048
  Swiss Re Financial 1.103% 1/15/04                   514,744         513,594
  Wilmington Trust Company 1.11% 1/22/04              824,039         824,043
                                                                  -----------
Total Securities Lending Collateral
 (cost $18,896,911)                                                18,896,911
                                                                  -----------

Statement                                                 Delaware Balanced Fund
  OF NET ASSETS (CONTINUED)

Total Market Value of Securities - 112.59%
  (cost $317,667,567)                                             $341,318,975
Obligation to Return Securities
  Lending Collateral - (6.23%)**                                   (18,896,911)
Liabilities Net of Receivables and
  Other Assets - (6.36%)***                                        (19,284,323)
                                                                  ------------
Net Assets Applicable to 20,135,243
  Shares Outstanding - 100.00%                                    $303,137,741
                                                                  ============
Net Asset Value - Delaware Balanced Fund
  Class A ($257,949,378 / 17,133,776 Shares)                            $15.06
                                                                        ------
Net Asset Value - Delaware Balanced Fund
  Class B ($30,353,084 / 2,015,967 Shares)                              $15.06
                                                                        ------
Net Asset Value - Delaware Balanced Fund
  Class C ($7,709,921 / 512,606 Shares)                                 $15.04
                                                                        ------
Net Asset Value - Delaware Balanced Fund
  Class R ($15.11 / 1.005 Shares)                                       $15.03
                                                                        ------
Net Asset Value - Delaware Balanced Fund
  Institutional Class ($7,125,343 / 472,893 Shares)                     $15.07
                                                                        ------

Components of Net Assets at October 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                              $363,089,728
Undistributed net investment income                                    685,924
Accumulated net realized loss on investments                       (84,085,805)
Net unrealized appreciation of investments                          23,447,894
                                                                  ------------
Total net assets                                                  $303,137,741
                                                                  ============

  *Fully or partially on loan.

   See Note 10 in "Notes to Financial Statements."

 +++Of the amount $29,620,201 represents payables for securities purchased as of October 31, 2003.

   +Securities exempt from registration under Rule 144A of the Securities Act of 1933. See Note 11 in "Notes to Financial Statements."

  ++Non-income producing security for the year ended October 31, 2003.

   /Fully or partially pledged as collateral for financial futures contracts and options written.

   #Interest only.

   Includes $22,512,156 of securities on loan.

Summary of Abbreviations:
ADR - American Depositary Receipts
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
SLMA - Student Loan Marketing Association
TBA - To be announced

Net Asset Value and Offering Price per Share -
  Delaware Balanced Fund
Net asset value Class A (A)                                             $15.06
Sales charge (5.75% of offering price
  or 6.11% of amount invested per share) (B)                              0.92
                                                                        ------
Offering price                                                          $15.98
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                            Delaware Balanced Fund
  OF OPERATIONS                                      Year Ended October 31, 2003



Investment Income:
  Interest                                            $4,735,290
  Dividends                                            3,237,514
  Securities lending income                               36,940    $ 8,009,744
                                                      ----------    -----------

Expenses:
  Management fees                                      1,966,319
  Dividend disbursing and transfer agent fees
    and expenses                                       1,012,946
  Distribution expenses -- Class A                       623,446
  Distribution expenses -- Class B                       304,961
  Distribution expenses -- Class C                        72,293
  Accounting and administration expenses                 131,892
  Reports and statements to shareholders                  84,872
  Registration fees                                       67,806
  Professional fees                                       41,426
  Custodian fees                                          19,419
  Trustees' fees                                          12,925
  Other                                                   76,694      4,414,999
                                                      ----------
  Less waived distribution expenses -- Class A                          (78,189)
  Less expenses paid indirectly                                          (9,954)
                                                                    -----------
  Total expenses                                                      4,326,856
                                                                    -----------
Net Investment Income                                                 3,682,888
                                                                    -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on:
    Investments                                                      (5,431,194)
    Futures contracts                                                  (103,835)
    Options written                                                     320,148
    Swap agreements                                                     374,165
                                                                    -----------
    Net realized loss                                                (4,840,716)
    Net change in unrealized appreciation/depreciation
      of investments                                                 41,785,430
                                                                    -----------
Net Realized and Unrealized Gain on Investments                      36,944,714
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                $40,627,602
                                                                    ===========

See accompanying notes

Statements                                                Delaware Balanced Fund
  OF CHANGES IN NET ASSETS


                                                             Year Ended
                                                      10/31/03       10/31/02

Increase (Decrease) in Net Assets from Operations:
  Net investment income                             $  3,682,888   $  5,432,960
  Net realized loss on investments                    (4,840,716)   (34,617,579)
  Net change in unrealized appreciation/depreciation
  of investments                                      41,785,430     (2,876,615)
                                                    ------------   ------------
Net increase (decrease) in net assets resulting
  from operations                                     40,627,602    (32,061,234)
                                                    ------------   ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                           (4,725,025)    (6,849,009)
    Class B                                             (373,247)      (593,158)
    Class C                                              (85,963)      (116,214)
    Institutional Class                                 (287,183)      (490,112)
                                                    ------------   ------------
                                                      (5,471,418)    (8,048,493)
                                                    ------------   ------------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                            8,720,098     11,082,831
    Class B                                            2,783,422      3,918,822
    Class C                                            1,939,910      1,655,670
    Class R                                                   14             --
    Institutional Class                                2,687,176      3,770,144

  Net asset value of shares issued upon reinvestment
   of dividends and distributions:
    Class A                                            3,453,273      5,025,592
    Class B                                              344,466        549,522
    Class C                                               83,080        112,662
    Institutional Class                                  287,183        490,112
                                                    ------------   ------------
                                                      20,298,622     26,605,355
                                                    ------------   ------------
  Cost of shares repurchased:
    Class A                                          (36,706,467)   (50,149,599)
    Class B                                           (8,298,115)   (12,569,041)
    Class C                                           (2,088,271)    (2,335,265)
    Institutional Class                              (10,134,187)   (10,102,460)
                                                    ------------   ------------
                                                     (57,227,040)   (75,156,365)
                                                    ------------   ------------
Decrease in net assets derived from capital share
  transactions                                       (36,928,418)   (48,551,010)
                                                    ------------   ------------
Net Decrease in Net Assets                            (1,772,234)   (88,660,737)

Net Assets:
  Beginning of year                                  304,909,975    393,570,712
                                                    ------------   ------------
  End of year                                       $303,137,741   $304,909,975
                                                    ============   ============
See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                           Delaware Balanced Fund Class A

                                                                                    Year Ended
                                                             10/31/03   10/31/02(1)   10/31/01    10/31/00     10/31/99
Net asset value, beginning of period                          $13.390     $15.100      $18.620     $21.600      $22.970

Income (loss) from investment operations:
Net investment income(2)                                        0.182       0.234        0.349       0.403        0.422
Net realized and unrealized gain (loss) on investments          1.749      (1.609)      (3.451)     (0.617)      (0.257)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                1.931      (1.375)      (3.102)     (0.214)       0.165
                                                              -------     -------      -------     -------      -------
Less dividends and distributions from:
Net investment income                                          (0.261)     (0.335)      (0.418)     (0.213)      (0.495)
Net realized gain on investments                                   --          --           --      (2.553)      (1.040)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.261)     (0.335)      (0.418)     (2.766)      (1.535)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $15.060     $13.390      $15.100     $18.620      $21.600
                                                              =======     =======      =======     =======      =======

Total return(3)                                                14.53%      (9.38%)     (16.88%)     (0.75%)       0.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $257,950    $253,089     $319,842    $436,534     $562,975
Ratio of expenses to average net assets                         1.35%       1.37%        1.30%       1.31%        1.12%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.38%       1.37%        1.30%       1.31%        1.12%
Ratio of net investment income to average net assets            1.30%       1.54%        2.07%       2.14%        1.85%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      1.27%       1.54%        2.07%       2.14%        1.85%
Portfolio turnover                                               249%        368%         288%        165%          87%


(1) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014, and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Balanced Fund Class B

                                                                                    Year Ended
                                                             10/31/03   10/31/02(1)   10/31/01    10/31/00     10/31/99
Net asset value, beginning of period                          $13.410     $15.110      $18.600     $21.590      $22.950

Income (loss) from investment operations:
Net investment income(2)                                        0.073       0.121        0.223       0.259        0.246
Net realized and unrealized gain (loss) on investments          1.743      (1.611)      (3.435)     (0.621)      (0.251)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                1.816      (1.490)      (3.212)     (0.362)      (0.005)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.166)     (0.210)      (0.278)     (0.075)      (0.315)
Net realized gain on investments                                   --          --           --      (2.553)      (1.040)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.166)     (0.210)      (0.278)     (2.628)      (1.355)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $15.060     $13.410      $15.110     $18.600      $21.590
                                                              =======     =======      =======     =======      =======

Total return(3)                                                13.66%     (10.06%)     (17.47%)     (1.52%)      (0.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $30,353     $32,035      $44,491     $49,353      $67,090
Ratio of expenses to average net assets                         2.13%       2.12%        2.05%       2.07%        1.89%
Ratio of net investment income to average net assets            0.52%       0.81%        1.32%       1.38%        1.08%
Portfolio turnover                                               249%        368%         288%        165%          87%

(1) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014, and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                           Delaware Balanced Fund Class C

                                                                                      Year Ended
                                                             10/31/03   10/31/02(1)    10/31/01   10/31/00     10/31/99
Net asset value, beginning of period                          $13.400     $15.090      $18.580     $21.570      $22.930

Income (loss) from investment operations:
Net investment income(2)                                        0.073       0.121        0.222       0.251        0.246
Net realized and unrealized gain (loss) on investments          1.733      (1.601)      (3.434)     (0.613)      (0.251)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                1.806      (1.480)      (3.212)     (0.362)      (0.005)
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.166)     (0.210)      (0.278)     (0.075)      (0.315)
Net realized gain on investments                                   --          --           --      (2.553)      (1.040)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.166)     (0.210)      (0.278)     (2.628)      (1.355)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $15.040     $13.400      $15.090     $18.580      $21.570
                                                              =======     =======      =======     =======      =======

Total return(3)                                                13.60%     (10.01%)     (17.48%)     (1.52%)      (0.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $7,710      $6,937       $8,418     $10,993      $21,192
Ratio of expenses to average net assets                         2.13%       2.12%        2.05%       2.07%        1.89%
Ratio of net investment income to average net assets            0.52%       0.81%        1.32%       1.38%        1.08%
Portfolio turnover                                               249%        368%         288%        165%          87%


(1) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014, and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                  Delaware Balanced Fund Class R

                                                              Period
                                                           6/2/03(1) to
                                                             10/31/03

Net asset value, beginning of period                         $14.500

Income from investment operations:
Net investment income(2)                                       0.050
Net realized and unrealized gain on investments                0.564
                                                             -------
Total from investment operations                               0.614
                                                             -------

Less dividends and distributions from:
Net investment income                                         (0.084)
                                                             -------
Total dividends and distributions                             (0.084)
                                                             -------

Net asset value, end of period                               $15.030
                                                             =======

Total return(3)                                                4.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $--
Ratio of expenses to average net assets                        1.74%
Ratio of net investment income to average net assets           0.85%
Portfolio turnover                                              249%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                      Delaware Balanced Fund Institutional Class

                                                                                     Year Ended
                                                             10/31/03   10/31/02(1)    10/31/01   10/31/00     10/31/99
Net asset value, beginning of period                          $13.400     $15.120      $18.640     $21.630      $23.000

Income (loss) from investment operations:
Net investment income(2)                                        0.213       0.272        0.391       0.449        0.480
Net realized and unrealized gain (loss) on investments          1.748      (1.612)      (3.451)     (0.618)      (0.265)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                1.961      (1.340)      (3.060)     (0.169)       0.215
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.291)     (0.380)      (0.460)     (0.268)      (0.545)
Net realized gain on investments                                   --          --           --      (2.553)      (1.040)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.291)     (0.380)      (0.460)     (2.821)      (1.585)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $15.070     $13.400      $15.120     $18.640      $21.630
                                                              =======     =======      =======     =======      =======

Total return(3)                                                14.83%      (9.16%)     (16.65%)     (0.55%)       0.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $7,125     $12,849      $20,820     $25,892      $83,042
Ratio of expenses to average net assets                         1.13%       1.12%        1.05%       1.07%        0.89%
Ratio of net investment income to average net assets            1.52%       1.81%        2.32%       2.38%        2.08%
Portfolio turnover                                               249%        368%         288%        165%          87%


(1) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014, and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes                                                     Delaware Balanced Fund
  TO FINANCIAL STATEMENTS                                 October 31, 2003


Delaware Group Equity Funds I (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Balanced Fund and Delaware Devon Fund. These financial statements and the related notes pertain to Delaware Balanced Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $7,260 for the year ended October 31, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2003 were approximately $2,694. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on the average daily net assets in excess $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through December 31, 2004 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets.

At October 31, 2003, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                         $15,961
  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC                    24,973
  Other expenses payable to DMC and affiliates                      61,846

For the year ended October 31, 2003, DDLP earned $17,019 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended October 31, 2003, the Fund made purchases of $598,664,740 and sales of $621,898,447 of investment securities other than U.S. government securities and short-term investments.

Notes                                                     Delaware Balanced Fund
  TO FINANCIAL STATEMENTS (CONTINUED)


3. Investments (continued)
At October 31, 2003, the cost of investments for federal income tax purposes was $302,111,327. At October 31, 2003, net unrealized appreciation was $20,310,737, of which $25,599,412 relate to unrealized appreciation of investments and $5,288,675 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended October 31, 2003 and October 31, 2002 were as follows:

                                                        10/31/03       10/31/02
Ordinary income                                        $5,471,418     $8,048,493

As of October 31, 2003, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                   $363,089,728
  Undistributed ordinary income                                        685,924
  Capital loss carryforwards                                       (80,868,612)
  Unrealized appreciation of investments                            20,230,701
                                                                  ------------
  Net assets                                                      $303,137,741
                                                                  ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $5,741,968 expires in 2008, $32,117,872 expires in 2009, $37,226,864 expires in 2010 and $5,781,908 expires in 2011.

5. Capital Shares
Transactions in capital shares were as follows:
                                                              Year Ended
                                                         10/31/03    10/31/02
Shares sold:
  Class A                                                 624,179     739,010
  Class B                                                 198,196     258,212
  Class C                                                 137,352     110,061
  Class R                                                       1         --
  Institutional Class                                     194,002     250,197

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                 248,965     325,910
  Class B                                                  25,036      34,897
  Class C                                                   6,034       7,174
  Institutional Class                                      20,619      31,689
                                                       ----------  ----------
                                                        1,454,384   1,757,150
                                                       ----------  ----------
Shares repurchased:
  Class A                                              (2,636,729) (3,344,333)
  Class B                                                (596,298)   (848,914)
  Class C                                                (148,617)   (157,168)
  Institutional Class                                    (700,377)   (700,241)
                                                       ----------  ----------
                                                       (4,082,021) (5,050,656)
                                                       ----------  ----------
Net decrease                                           (2,627,637) (3,293,506)
                                                       ==========  ==========

For the years ended October 31, 2003 and 2002, 55,482 Class B shares were converted to 55,485 Class A shares valued at $771,233 and 2,034 Class B shares were converted to 2,034 Class A shares valued at $29,277, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2003, or at any time during the period.

7. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts includes potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at October 31, 2003 were as follows:

   Contracts                  Notional                              Unrealized
   To Buy (Sell)           Cost (Proceeds)      Expiration Date     Gain (Loss)
------------------         ---------------      ---------------     -----------
(209) U.S. Treasury
  10 Year Note               $(23,039,437)           12/03           $(432,493)
125 U.S. Treasury
  5 Year Note                  13,703,219            12/03             272,224
13 U.S. Long
  Bond Future                   1,376,440            12/03              36,791
                                                                    ----------
                                                                     $(123,478)
                                                                    ==========

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

Notes                                                     Delaware Balanced Fund
  TO FINANCIAL STATEMENTS (CONTINUED)


8. Options Written
During the year ended October 31, 2003, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended October 31, 2003 for the Fund were as follows:

                                                     Number of
                                                     contracts       Premiums

Options outstanding at October 31, 2002                (386)        $(237,612)
Options written                                        (556)         (690,072)
Options terminated in closing
  purchase transactions                                 942           927,684
                                                        ---         ---------
Options outstanding at October 31, 2003                  --         $      --
                                                        ===         =========

9. Swap Agreement
During the year ended October 31, 2003, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At October 31, 2003, the Fund had the following total return swap agreements outstanding:

Notional        Expiration
Amount          Date          Description                    Unrealized Loss
----------      ----------    ----------------------         ---------------
$3,725,000      12/31/03      Agreement with Goldman         ($80,036)
                              Sachs to receive the notional
                              amount multiplied by the
                              return on the Lehman Brothers
                              MBS Index AAA and to pay the
                              notional amount multiplied by
                              one month BBA LIBOR adjusted
                              by a spread of minus 0.35%

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

10. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement ("Lending Agreement") with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand.

With respect to security loans collateralized by U.S. Treasury obligations, the Fund receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records securities lending income net of the allocations to the security lending agent and the borrower.

At October 31, 2003, the market value of securities on loan was $22,512,156, for which the Fund received securities collateral, comprised of U.S. government obligations valued at $4,015,145, and cash collateral of $18,896,911. Investments purchased with cash collateral are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

Notes                                                     Delaware Balanced Fund
  TO FINANCIAL STATEMENTS (CONTINUED)


11. Credit and Market Risks
The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by the U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in the prevailing interests rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

12. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2003, the Fund designates distributions paid during the year as follows:

       (A)                (B)
    Long-Term           Ordinary              (C)
  Capital Gains          Income              Total              (D)
  Distributions       Distributions      Distributions       Qualifying
   (Tax Basis)         (Tax Basis)        (Tax Basis)       Dividends(1)
  -------------       -------------      -------------      ------------
       --                  100%               100%              65%

(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended October 31, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $2,705,444 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

Report
  OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees
Delaware Group Equity Funds I -- Delaware Balanced Fund

We have audited the accompanying statement of net assets of Delaware Balanced Fund (the "Fund") as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Balanced Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP


Philadelphia, Pennsylvania
December 5, 2003

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                                   Number of             Other
                                                                             Principal         Portfolios in Fund    Directorships
   Name,                      Position(s)                                   Occupation(s)       Complex Overseen        Held by
  Address                      Held with          Length of Time               During          by Trustee/Director  Trustee/Director
and Birthdate                   Funds(s)              Served                Past 5 Years            or Officer         or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

  Jude T. Driscoll(2)        Chairman and           3 Years -           Since August 2000, Mr.          83               None
  2005 Market Street          Trustee(4)        Executive Officer       Driscoll has served in
Philadelphia, PA 19103                                                   various executive
                                                 Trustee since        capacities at different
   March 10, 1963                                 May 15, 2003            times at Delaware
                                                                           Investments(1)

                                                                     Senior Vice President and
                                                                      Director of Fixed-Income
                                                                     Process - Conseco Capital
                                                                             Management
                                                                      (June 1998 - August 2000)

                                                                        Managing Director -
                                                                        NationsBanc Capital
                                                                              Markets
                                                                       (February 1996 - June
                                                                               1998)

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

  Walter P. Babich             Trustee              15 Years          Board Chairman - Citadel         101              None
  2005 Market Street                                                  Construction Corporation
Philadelphia, PA 19103                                                    (1989 - Present)

   October 1, 1927

   John H. Durham              Trustee              24 Years(3)           Private Investor             101            Trustee -
 2005 Market Street                                                                                               Abington Memorial
Philadelphia, PA 19103                                                                                                Hospital

   August 7, 1937                                                                                               President/Director -
                                                                                                                  22 WR Corporation

     John A. Fry               Trustee(4)            2 Years           President - Franklin &           83              None
  2005 Market Street                                                      Marshall College
Philadelphia, PA 19103                                                 (June 2002 - Present)

    May 28, 1960                                                      Executive Vice President
                                                                          - University of
                                                                            Pennsylvania
                                                                      (April 1995 - June 2002)

   Anthony D. Knerr            Trustee              10 Years         Founder/Managing Director         101              None
  2005 Market Street                                                     - Anthony Knerr &
Philadelphia, PA 19103                                                 Associates (Strategic
                                                                            Consulting)
   December 7, 1938                                                       (1990 - Present)

                                                                                                   Number of             Other
                                                                             Principal         Portfolios in Fund    Directorships
   Name,                      Position(s)                                   Occupation(s)       Complex Overseen        Held by
  Address                      Held with          Length of Time               During          by Trustee/Director  Trustee/Director
and Birthdate                   Funds(s)              Served                Past 5 Years            or Officer         or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)

     Ann R. Leven               Trustee              14 Years           Treasurer/Chief Fiscal          101          Director -
  2005 Market Street                                                      Officer - National                         Andy Warhol
Philadelphia, PA 19103                                                      Gallery of Art                           Foundation
                                                                            (1994 - 1999)
  November 1, 1940                                                                                                     Director -
                                                                                                                    Systemax Inc.

  Thomas F. Madison             Trustee               9 Years         President/Chief Executive         101          Director -
  2005 Market Street                                                    Officer - MLM Partners,                   CenterPoint Energy
Philadelphia, PA 19103                                                   Inc. (Small Business
                                                                      Investing and Consulting)                      Director -
  February 25, 1936                                                    (January 1993 - Present)                  Digital River Inc.

                                                                                                                     Director -
                                                                                                                 Rimage Corporation

                                                                                                                     Director -
                                                                                                                 Valmont Industries
                                                                                                                        Inc.

   Janet L. Yeomans             Trustee               4 Years          Vice President/Mergers &         101             None
  2005 Market Street                                                        Acquisitions -
Philadelphia, PA 19103                                                      3M Corporation
                                                                       (January 2003 - Present)
   July 31, 1948
                                                                         Ms. Yeomans has held
                                                                          various management
                                                                           positions at 3M
                                                                       Corporation since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

  Joseph H. Hastings         Executive Vice       Executive Vice       Mr. Hastings has served          101             None
  2005 Market Street         President and      President and Chief      in various executive
Philadelphia, PA 19103      Chief Financial      Financial Officer     capacities at different
                                Officer        since August 21, 2003      times at Delaware
  December 19, 1949                                                          Investments

  Richelle S. Maestro         Senior Vice      Chief Legal Officer    Ms. Maestro has served in         101             None
  2005 Market Street           President,              since              various executive
Philadelphia, PA 19103    Chief Legal Officer    March 17, 2003        capacities at different
                             and Secretary                                times at Delaware
  November 26, 1957                                                          Investments

   Michael P. Bishof          Senior Vice             7 Years          Mr. Bishof has served in         101             None
  2005 Market Street         President and                                various executive
Philadelphia, PA 19103         Treasurer                               capacities at different
                                                                          times at Delaware
  August 18, 1962                                                            Investments

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Balanced Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Balanced Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                             Affiliated Officers                         Contact Information
Jude T. Driscoll                              Joseph H. Hastings                          Investment Manager
Chairman                                      Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds          Chief Financial Officer                     Philadelphia, PA
Philadelphia, PA                              Delaware Investments Family of Funds
                                              Philadelphia, PA                            International Affiliate
Walter P. Babich                                                                          Delaware International Advisers Ltd.
Board Chairman                                Richelle S. Maestro                         London, England
Citadel Construction Corporation              Senior Vice President,
King of Prussia, PA                           Chief Legal Officer and Secretary           National Distributor
                                              Delaware Investments Family of Funds        Delaware Distributors, L.P.
John H. Durham                                Philadelphia, PA                            Philadelphia, PA
Private Investor
Gwynedd Valley, PA                            Michael P. Bishof                           Shareholder Servicing, Dividend
                                              Senior Vice President and Treasurer         Disbursing and Transfer Agent
John A. Fry                                   Delaware Investments Family of Funds        Delaware Service Company, Inc.
President                                     Philadelphia, PA                            2005 Market Street
Franklin & Marshall College                                                               Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                          For Shareholders
Anthony D. Knerr                                                                          800 523-1918
Managing Director
Anthony Knerr & Associates                                                                For Securities Dealers and Financial
New York, NY                                                                              Institutions Representatives Only
                                                                                          800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                     Web site
National Gallery of Art                                                                   www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------

A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------

(8405)                                                       Printed in the USA
AR-002 [10/03] IVES 12/03                                      J9480 EXP: 12/04

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)
BLEND




Annual Report 2003
--------------------------------------------------------------------------------
                              DELAWARE DEVON FUND

[LOGO]
POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
------------------------------------------------------------------
PERFORMANCE SUMMARY                                             3
------------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statement of Net Assets                                       4

  Statement of Operations                                       6

  Statements of Changes in Net Assets                           7

  Financial Highlights                                          8

  Notes to Financial Statements                                13
------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 15
------------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     16
------------------------------------------------------------------



   Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

   Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2003 Delaware Distributors, L.P.

Portfolio                                                  Delaware Devon Fund
  MANAGEMENT REVIEW                                        November 10, 2003


Fund Manager

Francis X. Morris
Senior Portfolio Manager

Q: How did the Fund perform during its fiscal year ended October 31, 2003?

A: Delaware Devon Fund posted solid performance during the fiscal year ended October 31, 2003, returning +20.32% (Class A shares at net asset value with distributions reinvested). The Fund's peers, as measured by the Lipper Large-Cap Core Funds Average, returned +17.75%, while the Standard & Poor's (S&P) 500 Index gained +20.79% for the same period.

Following three consecutive years of declines, the equity markets rebounded sharply over the past year. Gains were often driven by the anticipation, and subsequent realization, of an acceleration in economic activity. Many factors have been responsible for the re-emergence of economic growth, not the least of which were household refinancings, tax relief, low inflation, and an accommodative interest rate environment.

Equity markets, in general, anticipated this recovery and rallied from oversold levels to near fair value. In order to sustain the current market valuation, we believe corporate earnings must continue to come in at or ahead of expectations.

Q: How did large-cap stocks perform during the year?

A: In general, small-capitalization stocks outperformed large-capitalization stocks and growth bested value during the fiscal year. Lower-quality equities strongly outperformed, as was evident in the returns of various market indexes. For example, the Russell 1000 Index (a broad index that includes some exposure to small- and mid-cap securities) outperformed the large-cap-biased S&P 500 Index.

In our opinion, the deep discounts offered by lower-quality issues versus other stocks appealed to investors. We think valuations are now approaching fair value, a point at which investors should be willing to switch back to quality. The Fund focuses on companies with market share and franchise values of the highest quality and therefore any movement by investors toward these equities may well benefit your Fund.

Q: What strategies did you implement for the Fund during the 12-month period?

A: One aspect of our investment philosophy, which has served us well over the past three years, is our broad diversification. We believe this provides the average investor with full domestic equity market exposure, while mitigating risk. Within a diversified portfolio, however, we have the ability to influence overall performance by taking moderate overweighted/underweighted postures within sectors.

Q: Which sectors of the market looked attractive to you, and which did you avoid?

A: During the fiscal year, our focus has been on finding those investments that stood to benefit from economic recovery. This led us to invest more heavily than the benchmark in the following sectors: basic materials, consumer cyclicals, financials, and cyclical technology (i.e., semiconductors and semiconductor production equipment). In our opinion, these sectors offered the greatest leverage in terms of positive exposure to an expanding U.S. economy.

During the past year, we chose to underweight the consumer staples and communication services sectors in comparison to the benchmark. The traditional telecommunications sector is still beleaguered by difficult operating models and competition from cable and wireless operators. In the consumer staples sector, valuations remained high throughout the year relative to future earnings growth.

Q: What holdings influenced performance during the year?

A: As we mentioned previously, our focus when selecting equities for the portfolio is to concentrate on those companies that we believe have strong franchise values. Our best-performing stocks in the sectors mentioned above exhibited this characteristic, plus compelling valuation levels.

In the healthcare sector, Amgen benefited from a strong product pipeline, which led to accelerated revenues and earnings. Additionally, the shares of Amgen were driven higher by investors moving away from large-capitalization pharmaceuticals toward biotech equities.

Notwithstanding the rotation in healthcare, Wyeth was another strong contributor to your portfolio's performance. Wyeth shares recovered during the year from a deep discount relative to its long-term history.

Disney was also a sound performer during the year. Our investment was based on the company's strong positions in the theme park, motion picture, and television entertainment industries. Disney successfully managed the downturn in theme park attendance, while improving the television entertainment division throughout the fiscal year.

Within the energy and utilities sectors, our approach throughout the fiscal year was to remain broadly diversified, enabling us to be opportunistic in our equity selections. Specific stocks that contributed positively to overall performance were Chevron-Texaco and Dominion Resources.

Throughout the fiscal year, our approach to the financial sector has been to gain the greatest exposure to a capital markets rebound while being cognizant of remaining fully diversified. We accomplished this through investments in J.P. Morgan Chase and Citigroup, both of which were outstanding performers during the 12-month period.

While the technology sector posted the largest absolute returns in both your Fund and its benchmark index, we underperformed in this area. Strength in large-cap semiconductor and semiconductor production equipment companies was offset by our holdings in other high-quality technology names. Our investment in Microsoft lagged in performance as lower-quality, higher-leveraged equities outperformed their larger-capitalization peers. We remain comfortable with our investment in Microsoft given its strong financial position and dominant position in software.

Your portfolio also fared poorly due to our stock selection within the non-bank financials sector. Freddie Mac restated its earnings and changed senior management, leading to a period of uncertainty and underperformance for the stock. Given a sense that Freddie Mac is in for a somewhat long transition, we exited our position. Also detracting from performance in this sector was insurance giant American International Group (AIG), which suffered as a result of the company's need for increased reserves to cover insurance claims. We continue to be invested in AIG and believe it to be one of the best-managed companies in America.

Delaware
  DEVON FUND

Fund Basics
As of October 31, 2003
--------------------------------------------------------------------------------
Fund Objective:
Seeks total return.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$105.75 million

--------------------------------------------------------------------------------
Number of Holdings:
73

--------------------------------------------------------------------------------
Fund Start Date:
December 29, 1993

--------------------------------------------------------------------------------
Your Fund Manager:

Francis X. Morris received a BA at Providence College and an MBA degree from Widener University. Prior to joining Delaware Investments in 1997, he served as a securities analyst, portfolio manager, and director of equity research at PNC Asset Management. He has 19 years of investment management experience and was a past president of the Philadelphia Society of Financial Analysts.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A   DDGAX
Class B   DEVOX
Class C   DECVX

Fund Performance
Average Annual Total Returns
Through October 31, 2003                      Lifetime   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/93)
Excluding Sales Charge                         +6.49%      -6.61%      +20.32%
Including Sales Charge                         +5.85%      -7.71%      +13.45%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge                         +5.19%      -7.27%      +19.44%
Including Sales Charge                         +5.19%      -7.68%      +15.44%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                         +3.07%      -7.26%      +19.45%
Including Sales Charge                         +3.07%      -7.26%      +18.45%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended October 31, 2003 for Delaware Devon Fund's Class R shares was +8.24%. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for lifetime, five-year and one-year periods ended October 31, 2003 for Delaware Devon Fund's Institutional Class were +6.81%, -6.33%, and +20.57%, respectively. Institutional Class shares were first made available on December 29, 1993 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Devon Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEIVX
Nasdaq R Class symbol: DEVRX


Performance of a $10,000 Investment
December 29, 1993 (Fund's inception) through October 31, 2003


Devon Fund Performance of a $10,000 Investment Chart

           Delaware Devon Fund --
              Class A Shares        S&P 500 Index
Dec-93          $9,463                $10,000
Oct-94         $10,297                $10,361
Oct-95         $12,560                $13,101
Oct-96         $15,592                $16,258
Oct-97         $20,600                $21,478
Oct-98         $24,638                $26,201
Oct-99         $24,535                $32,929
Oct-00         $22,783                $34,935
Oct-01         $17,317                $26,235
Oct-02         $14,546                $22,274
Oct-03         $17,502                $26,904

Chart assumes $10,000 invested on December 29, 1993 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1993. After December 31, 1993, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement
  OF NET ASSETS

                                                             Delaware Devon Fund
                                                                October 31, 2003


                                                          Number of     Market
                                                           Shares       Value

Common Stock - 98.18%
Aerospace & Defense - 2.88%
  Boeing                                                   51,800   $ 1,993,782
  United Technologies                                      12,400     1,050,156
                                                                     ----------
                                                                      3,043,938
                                                                     ----------
Automobiles & Automotive Parts - 1.17%
 *General Motors                                           29,100     1,241,697
                                                                     ----------
                                                                      1,241,697
                                                                     ----------
Banking & Finance - 17.47%
  Bank of America                                          13,945     1,056,055
  Bank of New York                                         14,000       436,660
  Charter One Financial                                    32,700     1,045,092
  Citigroup                                                59,712     2,830,348
  Comerica                                                 33,500     1,724,580
  Goldman Sachs                                            16,400     1,539,960
  JP Morgan Chase                                          33,390     1,198,701
  Keycorp                                                  37,400     1,056,550
  MBNA                                                     86,000     2,128,500
  Mellon Financial                                         48,100     1,436,747
  Morgan Stanley                                           30,000     1,646,100
  US Bancorp                                               45,200     1,230,344
  Wells Fargo                                              20,400     1,148,928
                                                                     ----------
                                                                     18,478,565
                                                                     ----------
Buildings & Materials - 0.95%
  Fluor                                                    27,200     1,008,576
                                                                     ----------
                                                                      1,008,576
                                                                     ----------
Cable, Media & Publishing - 2.83%
  Clear Channel Communications                             20,700       844,974
+*Comcast-- Special Class A                                25,500       831,810
  Viacom Class B                                           32,863     1,310,248
                                                                     ----------
                                                                      2,987,032
                                                                     ----------
Chemicals - 1.05%
  DuPont (E.I.) de Nemours                                 27,500     1,111,000
                                                                     ----------
                                                                      1,111,000
                                                                     ----------
Computers & Technology - 11.50%
 +Cisco Systems                                            87,900     1,844,142
 +Dell                                                     35,000     1,264,200
  First Data                                               30,600     1,092,420
  International Business Machines                          15,600     1,395,888
 +Intuit                                                   28,400     1,419,432
  Microsoft                                               137,800     3,603,470
 +Oracle                                                  129,100     1,544,036
                                                                     ----------
                                                                     12,163,588
                                                                     ----------
Consumer Products - 1.23%
  Kimberly-Clark                                           24,600     1,299,126
                                                                     ----------
                                                                      1,299,126
                                                                     ----------
Electronics & Electrical Equipment - 10.97%
  Emerson Electric                                         14,300       811,525
  General Electric                                        124,914     3,623,755
  Intel                                                    86,000     2,842,300
 +National Semiconductor                                   32,800     1,332,664
 +Teradyne                                                 60,400     1,375,912
  Texas Instruments                                        55,700     1,610,844
                                                                     ----------
                                                                     11,597,000
                                                                     ----------

                                                          Number of     Market
                                                          Shares        Value
Common Stock (continued)
Energy - 5.46%
 +BJ Services                                              24,600    $  807,126
  ChevronTexaco                                            13,800     1,025,340
  Exxon Mobil                                              54,700     2,000,926
 +Noble                                                    29,400     1,009,302
  Valero Energy                                            21,800       930,860
                                                                     ----------
                                                                      5,773,554
                                                                     ----------
Food, Beverage & Tobacco - 4.04%
  Anheuser - Busch                                         26,800     1,320,168
  Coca Cola                                                23,600     1,095,040
  Kellogg                                                  23,000       761,990
  PepsiCo                                                  22,900     1,095,078
                                                                     ----------
                                                                      4,272,276
                                                                     ----------
Healthcare & Pharmaceuticals - 13.86%
  Abbott Laboratories                                      31,600     1,346,792
 +Amgen                                                    12,500       772,000
 *Biomet                                                   31,500     1,129,590
  HCA                                                      32,700     1,250,775
  Johnson & Johnson                                        37,600     1,892,408
  Medtronic                                                21,524       980,849
  Merck                                                    20,300       898,275
  Pfizer                                                  141,765     4,479,774
  Wyeth                                                    43,200     1,906,848
                                                                      ---------
                                                                     14,657,311
                                                                     ----------
Insurance - 4.46%
  American International Group                             27,937     1,699,408
  Chubb                                                    16,900     1,129,089
  Marsh & McLennan                                         22,100       944,775
  MGIC Investment                                          18,400       944,104
                                                                      ---------
                                                                      4,717,376
                                                                      ---------
Leisure, Lodging & Entertainment - 2.96%
  Disney (Walt)                                            46,500     1,052,760
 +MGM Grand                                                29,400     1,043,700
  Starwood Hotels & Resorts Worldwide                      30,700     1,035,511
                                                                      ---------
                                                                      3,131,971
                                                                      ---------
Metals & Mining - 1.22%
  Alcoa                                                    41,000     1,294,370
                                                                      ---------
                                                                      1,294,370
                                                                      ---------
Paper & Forest Products - 2.05%
  International Paper                                      55,000     2,164,250
                                                                      ---------
                                                                      2,164,250
                                                                      ---------
Retail - 8.19%
  Home Depot                                               37,300     1,382,711
 +Kohl's                                                   23,900     1,340,073
  Limited                                                 102,800     1,809,280
  Target                                                   41,500     1,649,210
  Wal-Mart Stores                                          42,100     2,481,795
                                                                      ---------
                                                                      8,663,069
                                                                      ---------
Telecommunications - 1.94%
  SBC Communications                                       49,792     1,194,012
  Verizon Communications                                   25,500       856,800
                                                                      ---------
                                                                      2,050,812
                                                                      ---------

Statement
  OF NET ASSETS (CONTINUED)

                                                             Delaware Devon Fund


                                                          Number of    Market
                                                          Shares        Value


Common Stock (continued)
Transportation & Shipping - 2.24%
  CSX                                                      32,500   $ 1,034,150
  Southwest Airlines                                       68,700     1,332,780
                                                                    -----------
                                                                      2,366,930
                                                                    -----------
Utilities - 1.71%
  Dominion Resources                                       16,500     1,016,400
 *TXU                                                      34,600       789,572
                                                                    -----------
                                                                      1,805,972
                                                                    -----------
Total Common Stock (cost $99,932,821)                               103,828,413
                                                                    ===========

                                                         Principal
                                                          Amount
Repurchase Agreements - 0.97%
  With BNP Paribas 0.99% 11/3/03
   (dated 10/31/03, collateralized
   by $433,600 U.S. Treasury Notes
   1.625% due 3/31/05,
   market value $435,017)                                $426,400       426,400
  With J. P. Morgan Securities 0.97% 11/3/03
   (dated 10/31/03, collateralized
   by $174,900 U.S. Treasury Bills due
   4/15/04, market value $174,083)                        170,200       170,200
  With UBS Warburg 0.99% 11/3/03
   (dated 10/31/03, collateralized
   by $435,300 U.S. Treasury Bills due
   11/28/03, market value $434,997)                       426,400       426,400
                                                                    -----------
Total Repurchase Agreements
  (cost $1,023,000)                                                   1,023,000
                                                                    -----------
Total Market Value of Securities Before Securities
  Lending Collateral - 99.15% (cost $100,955,821)                   104,851,413
                                                                    ===========
Securities Lending Collateral** - 3.06%
  Short-Term Investments
  ABN Amro Bank Chicago 1.0602% 6/7/04                    123,568       123,568
  ABN Amro Bank-Tokyo 1.10% 1/13/04                        35,309        35,308
  Allied Irish Dublin 1.12% 1/20/04                       141,231       141,232
  Citibank Canada, Toronto 1.06% 11/12/03                 141,232       141,232
  Credit Suisse First Boston LLC
   1.06% 11/3/03                                          634,294       634,294
  Deutsche Bank Financial 1.0813% 1/16/04                 141,219       141,282
  FHLMC 1.12% 1/15/04                                      79,621        79,955
  FNMA 1.0249% 1/29/04                                    882,743       882,689
  General Electric Capital Corp
   1.1299% 10/4/04                                         53,004        53,098
  Goldman Sachs Group LP 1.1925% 12/15/03                 123,578       123,578
  HBOS Treasury Services PLC
   1.09% 12/12/03                                         141,231       141,232
  Keybank NA 1.146% 1/26/04                                70,604        70,651
  Merrill Lynch Mortgage Capital
   1.1625% 11/10/03                                       158,886       158,886
  Morgan Stanley Dean Witter,
  Discover 1.22% 11/30/04                                  35,258        35,308
  Morgan Stanley Dean Witter,
  Discover 1.30% 3/19/04                                   88,183        88,270
  Societe Generale Singapore 1.08% 11/03/03               158,886       158,886
  Swiss RE Financial 1.1031% 1/15/04                       88,221        88,024
  Wilmington Trust Company 1.11% 1/22/04                  141,231       141,232
                                                                    -----------
Total Securities Lending Collateral
  (cost $3,238,725)                                                   3,238,725
                                                                    -----------

Total Market Value of Securities - 102.21%
  (cost $104,194,546)                                             $108,090,138++
Obligations to Return Securities Lending
  Collateral - (3.06%)**                                            (3,238,725)
Receivables and Other Assets
  Net of Liabilities - 0.85%                                           895,282
                                                                --------------
Net Assets Applicable to 7,656,212 Shares
  Outstanding - 100.00%                                           $105,746,695
                                                                --------------
Net Asset Value -- Delaware Devon Fund Class A
  ($42,104,112 / 2,988,719 Shares)                                      $14.09
                                                                        ------
Net Asset Value -- Delaware Devon Fund Class B
  ($48,615,474 / 3,579,730 Shares)                                      $13.58
                                                                        ------
Net Asset Value -- Delaware Devon Fund Class C
  ($9,879,360 / 727,822 Shares)                                         $13.57
                                                                        ------
Net Asset Value -- Delaware Devon Fund Class R
  ($14.06 / 1 Share)                                                    $14.06
                                                                        ------
Net Asset Value -- Delaware Devon Fund
  Institutional Class ($5,147,735 / 359,940 Shares)                     $14.30
                                                                        ------
Components of Net Assets at October 31, 2003:
Shares of beneficial interest
   (unlimited authorization-- no par)                             $169,263,351
Accumulated net realized loss on investments                       (67,412,248)
Net unrealized appreciation of investments                           3,895,592
                                                                  ------------
Total net assets                                                  $105,746,695
                                                                  ============

 *Fully or partially on loan.

  See Note 7 in "Notes to Financial Statements".

 +Non-income producing security for the year ended October 31, 2003.

++Includes $3,194,755 of securities loaned.

Summary of Abbreviations:
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association

Net Asset Value and Offering Price per Share --
  Delaware Devon Fund
Net asset value Class A (A)                                             $14.09
Sales charge (5.75% of offering price,
  or 6.10% of amount invested per share) (B)                              0.86
                                                                        ------
Offering price                                                          $14.95
                                                                        ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement
  OF OPERATIONS

                                                             Delaware Devon Fund
                                                     Year Ended October 31, 2003


Investment Income:
  Dividends                                              $1,824,441
  Interest                                                   25,010
  Securities lending income                                   6,300  $1,855,751
                                                         ----------  ----------

Expenses:
  Management fees                                           666,175
  Dividend disbursing and transfer
   agent fees and expenses                                  937,417
  Distribution expenses-- Class A                           118,309
  Distribution expenses-- Class B                           458,975
  Distribution expenses-- Class C                            96,422
  Reports and statements to shareholders                     86,550
  Accounting and administration expenses                     44,665
  Registration fees                                          34,685
  Professional fees                                          13,000
  Trustees' fees                                              7,800
  Custodian fees                                              3,780
  Other                                                      35,809   2,503,587
                                                           --------
  Less expenses absorbed or waived                                     (597,876)
  Less expenses paid indirectly                                          (2,562)
                                                                     ----------
  Total expenses                                                      1,903,149
                                                                     ----------
Net Investment Loss                                                     (47,398)
                                                                     ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                   (5,963,476)
  Net change in unrealized appreciation/depreciation
    of investments                                                   24,495,510
                                                                     ----------
Net Realized and Unrealized Gain on Investments                      18,532,034
                                                                     ----------

Net Increase in Net Assets Resulting from Operations                $18,484,636
                                                                    ===========

See accompanying notes

Statements
  OF CHANGES IN NET ASSETS

                                                             Delaware Devon Fund


                                                               Year Ended
                                                          10/31/03    10/31/02

Increase (Decrease) in Net Assets from Operations:
  Net investment loss                                $    (47,398) $   (582,850)
  Net realized loss on investments                     (5,963,476)  (15,129,742)
  Net change in unrealized appreciation/depreciation
   of investments                                      24,495,510    (5,120,034)
                                                     ------------   -----------
  Net increase (decrease) in net assets resulting
    from operations                                    18,484,636   (20,832,626)
                                                     ------------   -----------

Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                              4,772,715     5,040,766
   Class B                                              3,346,374     3,749,668
   Class C                                              1,241,394     1,889,169
   Class R                                                     13            --
   Institutional Class                                  1,154,901     3,601,510
                                                     ------------   -----------
                                                       10,515,397    14,281,113
                                                     ------------   -----------

Cost of shares repurchased:
Class A                                                (9,356,436)  (17,020,347)
Class B                                                (9,806,420)  (21,446,988)
Class C                                                (2,661,881)   (4,399,934)
Institutional Class                                    (4,593,337)   (4,675,599)
                                                     ------------   -----------
                                                      (26,418,074)  (47,542,868)
                                                     ------------   -----------
Decrease in net assets derived from capital share
     transactions                                     (15,902,677)  (33,261,755)
                                                     ------------   -----------
Net Increase (Decrease) in Net Assets                   2,581,959   (54,094,381)

Net Assets:
Beginning of year                                     103,164,736   157,259,117
                                                     ------------   -----------
End of year                                          $105,746,695  $103,164,736
                                                     ============  ============

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Devon Fund Class A

                                                                                     Year Ended
                                                             10/31/03    10/31/02     10/31/01    10/31/00     10/31/99
Net asset value, beginning of period                          $11.710     $13.940      $18.340     $19.750      $20.090

Income (loss) from investment operations:
Net investment income (loss)(1)                                 0.038      (0.007)      (0.059)     (0.088)       0.047
Net realized and unrealized gain (loss) on investments          2.342      (2.223)      (4.341)     (1.322)      (0.114)
                                                             --------    --------      -------     -------      -------
Total from investment operations                                2.380      (2.230)      (4.400)     (1.410)      (0.067)
                                                             --------    --------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                              --         --            --          --       (0.032)
Net realized gain on investments                                   --         --            --          --       (0.190)
Return of capital                                                  --         --            --          --       (0.051)
                                                             --------    --------      -------     -------      -------
Total dividends and distributions                                  --         --            --          --       (0.273)
                                                             --------    --------      -------     -------      -------

Net asset value, end of period                                $14.090     $11.710      $13.940     $18.340      $19.750
                                                              =======     =======      =======     =======      =======

Total return(2)                                                20.32%     (16.00%)     (23.99%)     (7.14%)      (0.42%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $42,104     $39,400      $59,125     $68,243     $137,034
Ratio of expenses to average net assets                         1.50%       1.50%        1.72%       1.83%        1.37%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       2.09%       2.12%        1.72%       1.83%        1.45%
Ratio of net investment income (loss) to average net assets     0.31%      (0.04%)      (0.37%)     (0.46%)       0.22%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly      (0.28%)     (0.66%)      (0.37%)     (0.46%)       0.14%
Portfolio turnover                                                38%         57%         122%        123%          82%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:
                                                     Delaware Devon Fund Class B

                                                                                     Year Ended
                                                             10/31/03    10/31/02     10/31/01    10/31/00     10/31/99
Net asset value, beginning of period                          $11.370     $13.630      $18.050     $19.580      $19.980

Income (loss) from investment operations:
Net investment loss(1)                                         (0.046)     (0.101)      (0.167)     (0.218)      (0.099)
Net realized and unrealized gain (loss) on investments          2.256      (2.159)      (4.253)     (1.312)      (0.111)
                                                             --------    --------      -------     -------      -------
Total from investment operations                                2.210      (2.260)      (4.420)     (1.530)      (0.210)
                                                             --------    --------      -------     -------      -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --           --          --       (0.190)
                                                             --------    --------      -------     -------      -------
Total dividends and distributions                                  --          --           --          --       (0.190)
                                                             --------    --------      -------     -------      -------

Net asset value, end of period                                $13.580     $11.370      $13.630     $18.050      $19.580
                                                              =======     =======      =======     =======      =======


Total return(2)                                                19.44%     (16.58%)     (24.49%)     (7.81%)      (1.12%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $48,616     $46,964      $74,488     $70,920     $131,901
Ratio of expenses to average net assets                         2.20%       2.20%        2.42%       2.53%        2.07%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       2.79%       2.82%        2.42%       2.53%        2.15%
Ratio of net investment loss to average net assets             (0.39%)     (0.74%)      (1.07%)     (1.16%)      (0.48%)
Ratio of net investment loss to average net assets
 prior to expense limitation and expenses paid indirectly      (0.98%)     (1.36%)      (1.07%)     (1.16%)      (0.56%)
Portfolio turnover                                                38%         57%         122%        123%          82%

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:
                                                     Delaware Devon Fund Class C

                                                                                    Year Ended
                                                             10/31/03    10/31/02     10/31/01    10/31/00     10/31/99
Net asset value, beginning of period                          $11.370     $13.620      $18.030     $19.560      $19.960

Income (loss) from investment operations:
Net investment loss(1)                                         (0.046)     (0.100)      (0.168)     (0.218)      (0.099)
Net realized and unrealized gain (loss) on investments          2.246      (2.150)      (4.242)     (1.312)      (0.111)
                                                             --------    --------      -------     -------      -------
Total from investment operations                                2.200      (2.250)      (4.410)     (1.530)      (0.210)
                                                             --------    --------      -------     -------      -------
Less dividends and distributions from:
Net realized gain on investments                                   --          --           --          --       (0.190)
                                                             --------    --------      -------     -------      -------
Total dividends and distributions                                  --          --           --          --       (0.190)
                                                             --------    --------      -------     -------      -------

Net asset value, end of period                                $13.570     $11.370      $13.620     $18.030      $19.560
                                                              =======     =======      =======     =======      =======

Total return(2)                                                19.45%     (16.59%)     (24.50%)     (7.77%)      (1.12%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $9,879      $9,580      $14,101     $14,005      $31,476
Ratio of expenses to average net assets                         2.20%       2.20%        2.42%       2.53%        2.07%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       2.79%       2.82%        2.42%       2.53%        2.15%
Ratio of net investment loss to average net assets             (0.39%)     (0.74%)      (1.07%)     (1.16%)      (0.48%)
Ratio of net investment loss to average net assets
 prior to expense limitation and expenses paid indirectly      (0.98%)     (1.36%)      (1.07%)     (1.16%)      (0.56%)
Portfolio turnover                                                38%         57%         122%        123%          82%

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:
                                                     Delaware Devon Fund Class R

                                                             6/2/03(1)
                                                                to
                                                             10/31/03

Net asset value, beginning of period                          $12.990

Income from investment operations:
Net investment loss(2)                                         (0.051)
Net realized and unrealized gain on investments                 1.121
                                                              -------
Total from investment operations                                1.070
                                                              -------

Net asset value, end of period                                $14.060
                                                              =======

Total return(3)                                                 8.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $     --
Ratio of expenses to average net assets                         1.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.40%
Ratio of net investment (l0ss) to average net assets           (0.23%)
Ratio of net investment (loss) to average net assets
  prior to expense limitation and expenses paid indirectly     (0.83%)
Portfolio turnover                                                38%

1 Date of commencement of operations. Ratios and portfolio turnover have been annualized and total return has not been annualized.

2 The average shares outstanding method has been applied for per share information.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:
                                         Delaware Devon Fund Institutional Class

                                                                                     Year Ended
                                                             10/31/03    10/31/02     10/31/01     10/31/00    10/31/99
Net asset value, beginning of period                          $11.860     $14.070      $18.450     $19.810      $20.140

Income (loss) from investment operations:
Net investment income (loss)(1)                                 0.075       0.035       (0.011)     (0.031)       0.109
Net realized and unrealized gain (loss) on investments          2.365      (2.245)      (4.369)     (1.329)      (0.109)
                                                             --------    --------      -------     -------      -------
Total from investment operations                                2.440      (2.210)      (4.380)     (1.360)       0.000
                                                             --------    --------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                              --          --           --          --       (0.057)
Net realized gain on investments                                   --          --           --          --       (0.190)
Return of capital                                                  --          --           --          --       (0.083)
                                                             --------    --------      -------     -------      -------
Total dividends and distributions                                  --          --           --          --       (0.330)
                                                             --------    --------      -------     -------      -------

Net asset value, end of period                                $14.300     $11.860      $14.070     $18.450      $19.810
                                                              =======     =======      =======     =======      =======

Total return(2)                                                20.57%     (15.71%)     (23.74%)     (6.86%)      (0.09%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $5,148      $7,221       $9,546     $13,985      $21,815
Ratio of expenses to average net assets                         1.20%       1.20%        1.42%       1.53%        1.07%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       1.79%       1.82%        1.42%       1.53%        1.15%
Ratio of net investment income (loss) to average net assets     0.61%       0.26%       (0.07%)     (0.16%)       0.52%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly       0.02%      (0.36%)      (0.07%)     (0.16%)       0.44%
Portfolio turnover                                                38%         57%         122%        123%          82%

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                                        Delaware Devon Fund
  TO FINANCIAL STATEMENTS                                       October 31, 2003


Delaware Group Equity Funds I (the "Trust") is organized as a Delaware business trust and offers two series: the Delaware Balanced Fund and the Delaware Devon Fund. These financial statements and the related notes pertain to the Delaware Devon Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,460 for the year ended October 31, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2003 were approximately $102. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs, and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through October 31, 2004.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses.

At October 31, 2003, the Fund had receivables from or liabilities payable to affiliates as follows:

Receivable for DMC under expense limitation agreement      $7,459
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC            (76,599)
Other expenses payable to DMC and affiliates              (18,976)

For the year ended October 31, 2003, DDLP earned $6,827 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

Notes                                                       Delaware Devon Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

3. Investments
For the year ended October 31, 2003, the Fund made purchases of $37,473,226 and sales of $52,425,705 of investment securities other than short-term investments.

At October 31, 2003, the cost of investments for federal income tax purposes was $103,596,771. At October 31, 2003, net unrealized appreciation was $1,254,642 of which $9,329,996 related to unrealized appreciation of investments and $8,075,354 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. There were no dividends or distributions paid during the years ended October 31, 2003 and 2002.

As of October 31, 2003, the components of net assets on a tax basis was as follows:

Shares of beneficial interest                        $169,263,351
Capital loss carryforwards                            (64,771,298)
Unrealized appreciation of investments                  1,254,642
                                                     ------------
Net assets                                           $105,746,695
                                                     ============

The difference between book basis and tax basis components of net assets is primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $4,718,061 expires in 2006, $2,189,111 expires in 2007, $17,296,777 expires in 2008, $17,089,590 expires in 2009, $16,486,467 expires in 2010, and $6,991,292 expires in 2011.

5. Capital Shares
Transactions in capital shares were as follows:

                                                               Year Ended
                                                         10/31/03     10/31/02
Shares sold:
  Class A                                                 379,089     369,836
  Class B                                                 270,377     280,673
  Class C                                                 103,611     139,706
  Class R                                                       1          --
  Institutional Class                                      94,108     288,214
                                                        ---------     -------
                                                          847,186   1,078,429
                                                        ---------   ---------
Shares repurchased:
  Class A                                                (753,887) (1,247,217)
  Class B                                                (820,374) (1,616,473)
  Class C                                                (218,598)   (331,915)
  Institutional Class                                    (343,122)   (357,815)
                                                        ---------   ---------
                                                       (2,135,981) (3,553,420)
                                                        ---------   ---------
Net decrease                                           (1,288,795) (2,474,991)
                                                       ==========  ==========

For the years ended October 31, 2003 and 2002, 30,118 Class B shares were converted to 29,160 Class A shares valued at $365,525 and 2,049 Class B shares were converted to 1,991 Class A shares valued at $24,196, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2003, or at any time during the year.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement ("Lending Agreement") with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2003, the market value of securities on loan was $3,194,755, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral".

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds I - Delaware Devon Fund

We have audited the accompanying statement of net assets of Delaware Devon Fund (the "Fund") as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Devon Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Ernest & Young LLP

Philadelphia, Pennsylvania
December 5, 2003

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                                   Number of             Other
                                                                           Principal           Portfolios in Fund    Directorships
   Name,                     Position(s)                                  Occupation(s)          Complex Overseen        Held by
  Address                     Held with       Length of Time                 During            by Trustee/Director  Trustee/Director
and Birthdate                 Fund(s)             Served                   Past 5 Years             or Officer          or Officer
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

  Jude T. Driscoll(2)        Chairman and       3 Years -               Since August 2000,                83              None
  2005 Market Street         Trustee(4)      Executive Officer      Mr. Driscoll has served in
   Philadelphia, PA                                                various executive capacities
       19103                                  Trustee since             at different times at
                                               May 15, 2003           Delaware Investments(1)
   March 10, 1963
                                                                     Senior Vice President and
                                                                 Director of Fixed-Income Process -
                                                                    Conseco Capital Management
                                                                     (June 1998 - August 2000)

                                                                         Managing Director -
                                                                    NationsBanc Capital Markets
                                                                    (February 1996 - June 1998)

----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich          Trustee           15 Years                 Board Chairman -101                               None
 2005 Market Street                                               Citadel Construction Corporation
  Philadelphia, PA                                                      (1989 - Present)
     19103

  October 1, 1927

   John H. Durham            Trustee           24 Years(3)                Private Investor               101     Trustee - Abington
 2005 Market Street                                                                                               Memorial Hospital
  Philadelphia, PA
     19103                                                                                                      President/Director -
                                                                                                                  22 WR Corporation
   August 7, 1937

   John A. Fry               Trustee(4)         2 Years                     President -                   83              None
 2005 Market Street                                                 Franklin & Marshall College
  Philadelphia, PA                                                    (June 2002 - Present)
      19103
                                                                     Executive Vice President -
   May 28, 1960                                                     University of Pennsylvania
                                                                     (April 1995 - June 2002)

   Anthony D. Knerr          Trustee           10 Years             Founder/Managing Director -          101              None
 2005 Market Street                                                 Anthony Knerr & Associates
  Philadelphia, PA                                                    (Strategic Consulting)
      19103                                                               (1990 - Present)

   December 7, 1938

                                                                                               Number of                Other
                                                                    Principal             Portfolios in Fund         Directorships
   Name,                     Position(s)                          Occupation(s)            Complex Overseen            Held by
 Address                      Held with        Length of Time         During              by Trustee/Direct or     Trustee/Director
and Birthdate                  Fund(s)           Served            Past 5 Years                or Officer             or Officer
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
    Ann R. Leven               Trustee          14 Years      Treasurer/Chief Fiscal Officer -    101              Director - Andy
 2005 Market Street                                              National Gallery of Art                           Warhol Foundation
   Philadelphia, PA                                                    (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                     Systemax Inc.
  November 1, 1940

   Thomas F. Madison           Trustee           9 Years           President/Chief                101                 Director -
 2005 Market Street                                               Executive Officer -                             CenterPoint Energy
   Philadelphia, PA                                               MLM Partners, Inc.
      19103                                                   (Small Business Investing                           Director - Digital
                                                                  and Consulting)                                     River Inc.
  February 25, 1936                                           (January 1993 - Present)
                                                                                                                   Director - Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                    Industries, Inc.

   Janet L. Yeomans            Trustee           4 Years         Vice President/Mergers &         101                  None
 2005 Market Street                                            Acquisitions - 3M Corporation
   Philadelphia, PA                                              (January 2003 - Present)
       19103
                                                                  Ms. Yeomans has held
   July 31, 1948                                              various management positions
                                                              at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 Joseph H. Hastings          Executive         Executive         Mr. Hastings has served in       101                  None
 2005 Market Street       Vice President     Vice President     various executive capacities
  Philadelphia, PA              and               and            at different times at
      19103               Chief Financial    Chief Financial      Delaware Investments.
                              Officer         Officer since
                                             August 21, 2003

Richelle S. Maestro   Senior Vice President,   Chief Legal      Ms. Maestro has served in         101                  None
2005 Market Street     Chief Legal Officer    Officer since    various executive capacities
 Philadelphia, PA        and Secretary        March 17, 2003     at different times at
    19103                                                          Delaware Investments.

November 26, 1957

Michael P. Bishof       Senior Vice President    7 Years         Mr. Bishof has served in        101                  None
2005 Market Street          and Treasurer                      various executive capacities
 Philadelphia, PA                                                 at different times at
    19103                                                         Delaware Investments.

August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments (SM)
---------------------------------------
A member of Lincoln Financial Group (R)


This annual report is for the information of Delaware Devon Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Devon Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                           AFFILIATED OFFICERS                      CONTACT INFORMATION
Jude T. Driscoll                            Joseph H. Hastings                       Investment Manager
Chairman                                    Executive Vice President and             Delaware Management Company
Delaware Investments Family of Funds        Chief Financial Officer                  Philadelphia, PA
Philadelphia, PA                            Delaware Investments Family of Funds
                                            Philadelphia, PA                         International Affiliate
Walter P. Babich                                                                     Delaware International Advisers Ltd.
Board Chairman                              Richelle S. Maestro                      London, England
Citadel Construction Corporation            Senior Vice President,
King of Prussia, PA                         Chief Legal Officer and Secretary        National Distributor
                                            Delaware Investments Family of Funds     Delaware Distributors, L.P.
John H. Durham                              Philadelphia, PA                         Philadelphia, PA
Private Investor
Gwynedd Valley, PA                          Michael P. Bishof                        Shareholder Servicing, Dividend
                                            Senior Vice President and Treasurer      Disbursing and Transfer Agent
John A. Fry                                 Delaware Investments Family of Funds     Delaware Service Company, Inc.
President                                   Philadelphia, PA                         2005 Market Street
Franklin & Marshall College                                                          Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                     For Shareholders
Anthony D. Knerr                                                                     800 523-1918
Managing Director
Anthony Knerr & Associates                                                           For Securities Dealers and Financial
New York, NY                                                                         Institutions Representatives Only
                                                                                     800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                Web site
National Gallery of Art                                                              www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------




(8406)                                                        Printed in the USA
AR-039 [10/03]IVES 12/03                                         J9481 EXP:12/04

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.


Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans(1)

Item 4.  Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.


-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.   Exhibits

         (a)      (1)      Code of Ethics

                           Not applicable.

                  (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

         (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Delaware Group Equity Funds I


         Jude T. Driscoll
         --------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    December 29, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



         Jude T. Driscoll
         --------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    December 29, 2003



         Joseph H. Hastings
         --------------------------
By:      Joseph H. Hastings
Title:   Chief Financial Officer
Date:    December 29, 2003